                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                               Bay Networks, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                               Bay Networks, Inc.
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                               PRELIMINARY COPIES


                                     [LOGO]







                                                                  March 25, 1998




Dear Stockholder:

        A special meeting of stockholders will be held on Friday, April 24, 1998, at 4:00 p.m. local time, in the __________ room at the Company's principal offices, 4401 Great America Parkway, Building __, ______ Floor, Santa Clara, California. You are cordially invited to attend.

        We are submitting two proposals for stockholder approval in response to a recent interpretation of financial accounting rules. The first proposal increases the number of shares reserved for issuance under our 1994 Employee Stock Purchase Plan by 2,000,000. The second proposal establishes a new 1998 Employee Stock Purchase Plan, and reserves 500,000 additional shares for issuance under the new plan; upon approval, the 1998 plan is intended to supersede the old plan for all new enrollments. As is more fully described in the Proxy Statement, these proposals are designed to limit the future dilutive impact of employee stock purchases, and to lessen the likelihood that the Company will be required to record future compensation charges related to employee stock purchases.

        The third proposal, to increase the number of authorized shares of Common Stock of the Company, is intended primarily to provide additional Common Stock for possible future use by the Company in acquiring new businesses and technologies.

        The Notice of Special Meeting of Stockholders and a Proxy Statement, which describe in detail the business to be conducted at the meeting, follow this letter.

        After reading the Proxy Statement, please promptly vote your shares. Your shares cannot be voted unless you date, sign, and return the enclosed proxy card or attend the special meeting in person. If you are a stockholder of record, you can vote your shares electronically or by telephone as described in the yellow flyer enclosed with your materials. If your shares are held in the name of a bank or broker, you may be able to vote electronically or by telephone; follow the instructions on the form you receive from your bank or broker. Regardless of the number of shares you own, your careful consideration of, and vote on, the matters before our stockholders is important.

        We appreciate your interest and participation as a stockholder of Bay Networks.

                                           Very truly yours,





                                           DAVID L. HOUSE
                                           Chairman of the Board,
                                           President and Chief Executive Officer

                               PRELIMINARY COPIES


                                     [LOGO]

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

                            TO BE HELD APRIL 24, 1998

TO THE STOCKHOLDERS:

        Please take notice that a special meeting of the stockholders of Bay Networks, Inc., a Delaware corporation (the "Company"), will be held on April 24, 1998 at 4:00 p.m. local time, in the ___________________ room at the
Company's principal offices located at 4401 Great America Parkway, Building _, ______ Floor, Santa Clara, California, for the following purposes:

        1. To consider, approve and ratify the adoption of an increase in the maximum number of shares that may be issued under the Company's 1994 Employee Stock Purchase Plan by 2,000,000 shares, from 5,250,000 shares to 7,250,000 shares.

        2. To consider, approve and ratify the adoption of the Company's 1998 Employee Stock Purchase Plan with an initial share reserve of (a) 500,000 shares, plus (b) any shares remaining available for issuance under the 1994 Employee Stock Purchase Plan that are not required to complete offerings currently in progress, up to a maximum of 5,000,000 shares.

        3. To consider, approve and ratify an amendment to the Company's Restated Certificate of Incorporation to increase the number of shares of the Company's Common Stock authorized for issuance by 100,000,000 shares from 300,000,000 shares to 400,000,000 shares.

        4. To transact such other business as may properly come before the meeting.

        Stockholders of record at the close of business on March 9, 1998 are entitled to notice of, and to vote at, this meeting and any adjournment or postponement. For ten days prior to the meeting, a complete list of stockholders entitled to vote at the meeting will be available for examination by any stockholder, for any purpose relating to the meeting, during ordinary business hours at the Company's principal offices located at 4401 Great America Parkway, Santa Clara, California.

                                        By Order of the Board of Directors,




                                        JOHN J. POGGI, JR.
                                        Secretary

Santa Clara, California
March 25, 1998


IMPORTANT: Please fill in, date, sign and promptly mail the enclosed proxy card in the accompanying postage-paid envelope to assure that your shares are represented at the meeting. If you are a stockholder of record, you can vote electronically or by telephone as described in the yellow flyer enclosed with these proxy materials. If your shares are held in the name of a bank or broker, you may be able to vote electronically or by telephone; follow the instructions on the form you receive from your bank or broker. If you attend the meeting, you may choose to vote in person even if you have previously sent in your proxy card or voted electronically or by telephone.

                                      TABLE OF CONTENTS

                                                                                         PAGE

SOLICITATION AND VOTING OF PROXIES......................................................   1

INFORMATION ABOUT BAY NETWORKS..........................................................   1
        Stock Ownership of Certain Beneficial Owners and Management.....................   1

EXECUTIVE COMPENSATION AND OTHER MATTERS................................................   5
        Executive Compensation..........................................................   5
        Stock Options Granted in Fiscal 1997............................................   8
        Option Exercises and Fiscal 1997 Year-End Values................................  10
        Severance, Employment and Change of Control Arrangements........................  11
        Compensation of Directors.......................................................  14
        Changes to Benefit Plans........................................................  14

APPROVAL OF AMENDMENT TO THE BAY NETWORKS, INC.  1994 EMPLOYEE STOCK PURCHASE PLAN......  16
        Importance of Stock Purchase Plan as an Employee Benefit........................  16
        Recent Accounting Changes.......................................................  16
        Management Proposals to Amend the 1994 Purchase Plan and Adopt the 1998
          Purchase Plan.................................................................  16
        Summary of the Provisions of the 1994 Purchase Plan.............................  17
        Summary of Federal Income Tax Consequences......................................  18
        Vote Required and Board of Directors' Recommendation............................  19

APPROVAL OF ADOPTION OF THE BAY NETWORKS, INC. 1998 EMPLOYEE STOCK PURCHASE PLAN........  19
        Summary of the Provisions of the 1998 Purchase Plan.............................  19
        Summary of Federal Income Tax Consequences......................................  21
        Vote Required and Board of Directors' Recommendation............................  21

APPROVAL OF AMENDMENT TO RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE
        AUTHORIZED COMMON STOCK OF THE COMPANY..........................................  21
        General.........................................................................  21
        Vote Required and Board of Directors' Recommendation............................  22

STOCKHOLDER PROPOSALS TO BE PRESENTED AT NEXT ANNUAL MEETING............................  22

TRANSACTION OF OTHER BUSINESS...........................................................  23

                               PRELIMINARY COPIES


               PROXY STATEMENT FOR SPECIAL MEETING OF STOCKHOLDERS

        The accompanying proxy is solicited by the Board of Directors of Bay Networks, Inc., a Delaware corporation ("Bay Networks" or the "Company"), for use at a special meeting of stockholders to be held on April 24, 1998, or any adjournment or postponement, for the purposes set forth in the accompanying Notice of Special Meeting of Stockholders. The date of this Proxy Statement is March 25, 1998, the approximate date on which this Proxy Statement and the accompanying form of proxy were first sent or given to stockholders.

                       SOLICITATION AND VOTING OF PROXIES

        The cost of soliciting proxies will be borne by the Company. In addition to soliciting stockholders by mail through its employees, the Company will request banks and brokers, and other custodians, nominees and fiduciaries, to solicit their customers who have stock of the Company registered in the names of such persons and will reimburse them for their reasonable, out-of-pocket costs. The Company may use the services of its officers, directors and others to solicit proxies, personally or by telephone, without additional compensation. In addition, the Company has retained Corporate Investor Communications, Inc. for assistance with the distribution of proxy materials in connection with the special meeting at a cost of approximately $5,000, plus reasonable out-of-pocket expenses.

        On March 9, 1998, the Company had outstanding [ ] shares of its Common Stock, par value $0.01 per share ("Common Stock"), all of which are entitled to vote with respect to all matters to be acted upon at the special meeting. Each stockholder of record as of that date is entitled to one vote for each share of Common Stock held by him or her. The Company's Bylaws provide that a majority of all of the shares of the stock entitled to vote, whether present in person or represented by proxy, shall constitute a quorum for the transaction of business at the meeting. Votes for and against, abstentions and "broker non-votes" will each be counted as present for purposes of determining the presence of a quorum.

        All valid proxies received before the meeting will be exercised. All shares represented by a proxy will be voted, and where a stockholder specifies by means of his or her proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, the shares will be voted in favor of the proposal. A stockholder giving a proxy has the power to revoke his or her proxy at any time before the time it is exercised by delivering to the Secretary of the Company a written instrument revoking the proxy or a duly executed proxy with a later date, or by attending the meeting and voting in person. A stockholder who can vote electronically or by telephone can revoke his or her proxy by voting his or her proxy in accordance with the instructions included with the stockholder's materials.

                         INFORMATION ABOUT BAY NETWORKS

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth, as of January 31, 1998, certain information with respect to the beneficial ownership of the Company's Common Stock by (i) each stockholder known by the Company to be the beneficial owner of more than 5% of the Company's Common Stock, (ii) each director of the Company,
(iii) the Chief Executive Officer, the four other most highly compensated executive officers who were executive officers as of June 30, 1997, two former Chief Executive Officers and two other former executive officers who were among the four most highly compensated executive officers other than the Chief Executive Officer of the Company during the fiscal year ended June 30, 1997, and
(iv) all directors and executive officers of the Company as a group.

                                                                    PERCENT OF
                                                AMOUNT AND NATURE  BAY NETWORKS
                                                  OF BENEFICIAL    COMMON STOCK
NAME AND ADDRESS OF BENEFICIAL OWNER             OWNERSHIP(1)(2)    OUTSTANDING
------------------------------------            -----------------   ------------
Arthur Carr(3) ...........................          103,439             *
Shelby H. Carter, Jr.(4) .................          112,440             *
Kathleen A. Cote(5) ......................           27,706             *
David L. House(6) ........................        2,610,000            1.2%
John S. Lewis(7) .........................          141,665             *
Benjamin F. Robelen(8) ...................          149,023             *
Ronald V. Schmidt .........................         446,509             *
Paul J. Severino(9) ......................        2,545,609            1.2%
Lloyd A. Carney(10) ......................          609,244             *
David J. Rynne(11) .......................          491,666             *
David A. Shrigley(12) ....................          751,010             *
Rob G. Seim(13) ..........................           42,906             *
Andrew K. Ludwick(14) ....................        1,100,433             *
Bruce I. Sachs(15) .......................          426,238             *
Richard D. Eyestone(16) ..................          296,884             *
Directors and executive officers as a group
(17 persons)(17) .........................        9,133,113            4.0%
5% Stockholder:
J.P. Morgan & Co. Incorporated(18)
60 Wall Street
New York, NY 10260 ........................       11,346,000           5.2%

----------------
*        Less than 1%.

(1) The persons named in the table above have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws where applicable and to the information contained in the footnotes to this table.

(2) In connection with the combination of the Company and SynOptics Communications, Inc. ("SynOptics") through the merger of a wholly-owned subsidiary of the Company into SynOptics in October 1994 (the "Merger"), the 1991 Restated Stock Option Plan of Wellfleet Communications, Inc. ("Wellfleet," the Company's name prior to the Merger) was amended and restated and renamed the Bay Networks, Inc. 1994 Stock Option Plan (the "1994 Option Plan"). Options granted under the 1994 Option Plan after the Merger and under the SynOptics Communications, Inc. Amended and Restated 1986 Stock Option Plan (the "SynOptics 1986 Option Plan"), which options were assumed by the Company in the Merger, are immediately exercisable, subject to the Company's right to repurchase unvested shares.

(3) Includes 98,454 shares subject to options that may be exercised within 60 days of January 31, 1998.

(4) Includes 26,303 shares subject to options that may be exercised within 60 days of January 31, 1998.

(5) Represents 27,706 shares subject to options that may be exercised within 60 days of January 31, 1998.

(6) Includes 2,500,000 shares subject to immediately exercisable options. 1,468,752 of these shares would not be vested within 60 days of January 31, 1998, and thus would be subject to repurchase by the Company at a price equal to the option exercise price, if the corresponding options were exercised before those shares had vested. Also includes 10,000 shares held by Mr. House's spouse, of which he disclaims beneficial ownership.

(7) Includes 74,303 shares subject to options that may be exercised within 60 days of January 31, 1998. Also includes 1,304 shares held in trust for the minor children of Mr. Lewis, of which he disclaims beneficial ownership.

(8) Includes 83,303 shares subject to options that may be exercised within 60 days of January 31, 1998.

(9) Includes 162,000 shares held by Mr. Severino's spouse, of which he disclaims beneficial ownership, and 9,000 shares held by or for the benefit of Mr. Severino's children, of which he disclaims beneficial ownership.

(10) Includes 586,744 shares subject to immediately exercisable options or issuable upon exercise of outstanding options exercisable within 60 days of January 31, 1998. 411,361 of these shares would not be vested within 60 days of January 31, 1998, and thus would be subject to repurchase by the Company at a price equal to the option exercise price, if the corresponding options were exercised before those shares had vested.

(11) Includes 481,666 shares subject to immediately exercisable options. 375,000 of these shares would not be vested within 60 days of January 31, 1998, and thus would be subject to repurchase by the Company at a price equal to the option exercise price, if the corresponding options were exercised before those shares had vested.

(12) Includes 750,000 shares subject to immediately exercisable options. 416,667 of these shares would not be vested within 60 days of January 31, 1998, and thus would be subject to repurchase by the Company at a price equal to the option exercise price, if the corresponding options were exercised before those shares had vested. Also includes 10 shares held by Mr. Shrigley's daughter, of which he disclaims beneficial ownership.

(13) Includes 42,161 shares subject to immediately exercisable options. 38,645 of these shares would not be vested within 60 days of January 31, 1998, and thus would be subject to repurchase by the Company at a price equal to the option exercise price, if the corresponding options were exercised before those shares had vested.

(14) Includes 50,946 shares held by Mr. Ludwick's spouse as custodian for his minor children, of which he disclaims beneficial ownership. Mr. Ludwick resigned as a director of the Company in October 1997.

(15) Includes 407,937 shares subject to immediately exercisable options or issuable upon exercise of outstanding options exercisable within 60 days of January 31, 1998. 206,806 of these shares would not be vested within 60 days of January 31, 1998, and thus would be subject to repurchase by the Company at a price equal to the option exercise price, if the corresponding options were exercised before those shares had vested.

(16) Includes 296,647 shares subject to immediately exercisable options or issuable upon exercise of outstanding options exercisable within 60 days of January 31, 1998. 195,119 of these shares would not be vested within 60 days of January 31, 1998, and thus would be subject to repurchase by the Company at a price equal to the option exercise price, if the corresponding options were exercised before those shares had vested.

(17) Includes 5,768,534 shares subject to immediately exercisable options or issuable upon exercise of outstanding options exercisable within 60 days of January 31, 1998 beneficially owned by executive officers and directors. 3,692,161 of these shares would not be vested within 60 days of January 31, 1998, and thus would be subject to repurchase by the Company at a price equal to the option exercise price, if the corresponding options were exercised before those shares had vested.

(18) Based on a Schedule 13G filed with the Securities and Exchange Commission on February 13, 1998. J.P. Morgan & Co. Incorporated ("J.P. Morgan") has the sole power to vote or direct the vote for 8,150,271 of such shares and shared power to vote or direct the vote for 2,250 for such shares. J.P. Morgan has the sole power to dispose or direct the disposition of 11,306,950 of such shares and shared power to dispose or direct the disposition of 39,050 of such shares.

                           EXECUTIVE COMPENSATION AND OTHER MATTERS

EXECUTIVE COMPENSATION

        The following table sets forth information concerning the compensation, during the fiscal years ended June 30, 1997, 1996 and 1995, of the Chief Executive Officer, the four other most highly compensated executive officers who were executive officers as of June 30, 1997, two former Chief Executive Officers and two other former executive officers who were among the four most highly compensated executive officers other than the Chief Executive Officer of the Company during the fiscal year ended June 30, 1997.

                           SUMMARY COMPENSATION TABLE

                                                                                          Long Term
                                                                                         Compensation
                                                                                         ------------
                                            Annual Compensation                             Awards
                                            -------------------                             ------
                                                                                          Securities
 Name and Principal                                                    Other Annual       Underlying          All Other
    Position               Year       Salary              Bonus(1)     Compensation        Options          Compensation(2)
-----------------------    ----       ------           -----------     ------------        -------          ---------------
David L. House(3)          1997     $  323,081         $1,000,000     $        0          2,000,000         $      780
  Chairman of the          1996             --                 --             --                 --                 --
  Board, President         1995             --                 --             --                 --                 --
  and Chief Executive
  Officer
Lloyd A. Carney(4)         1997        227,525            159,829         80,565(12)        255,000              2,070
  Executive Vice           1996        181,280             80,537              0             40,000              2,109
  President and            1995        208,248(13)         97,519              0             75,000                479
  General Manager,
  Enterprise Business
  Group
David J. Rynne(5)          1997        199,038            104,178              0            400,000                486
  Executive Vice           1996             --                 --             --                 --                 --
  President and Chief      1995             --                 --             --                 --                 --
  Financial Officer
David A. Shrigley(6)       1997        156,731            444,795              0            600,000                390
  Executive Vice           1996             --                 --             --                 --                 --
  President for            1995             --                 --             --                 --                 --
  Sales, Service and
  Marketing
Rob G. Seim(7)             1997        133,558             38,339              0             43,000(14)          1,837
  Vice President and       1996         45,115             14,722              0              8,000                213
  Corporate Controller     1995             --                 --             --                 --                 --
Former Officers:
Andrew K. Ludwick(8)       1997        285,541                  0              0            200,000            136,636
  President and Chief      1996        397,317            211,500              0                  0              2,652
  Executive Officer        1995        269,909            170,000              0            975,000              2,234

                                                                                          Long Term
                                                                                         Compensation
                                                                                         ------------
                                            Annual Compensation                             Awards
                                            -------------------                             ------
                                                                                          Securities
 Name and Principal                                                    Other Annual       Underlying          All Other
    Position               Year       Salary              Bonus(1)     Compensation        Options          Compensation(2)
-----------------------    ----       ------           -----------     ------------        -------          ---------------

Paul J. Severino(9)        1997        184,609                  0              0                  0            117,641
  Chairman of the          1996        294,220            212,500              0                  0              2,364
  Board and Acting         1995        229,723            199,484              0            225,000              1,867
  Chief Executive
  Officer
Bruce I. Sachs(10)         1997        375,755            198,334              0            150,000             16,497
  Executive Vice           1996        107,351             68,505              0            150,000                638
  President,               1995             --                 --             --                 --                 --
  Internet/ Telecom
  Business Unit
Richard D                  1997        197,840            192,660         62,367(12)        170,000              2,028
  Eyestone(11)             1996        460,511(15)         75,709         20,817(12)         95,000              1,892
  Senior Vice              1995        224,824(15)          6,404              0             49,500                327
  President, Product
  and Market
  Management,
  Enterprise Business
  Unit

--------------

(1)      Bonuses are typically based on performance.

(2) Represents (i) matching contributions by the Company to the named officers' 401(k) savings and incentive plans in the following amounts for the Company's 1997, 1996 and 1995 fiscal years, respectively:
         Carney ($1,500, $1,500, $0), Seim ($1,500, $0, $0), Ludwick ($1,500,
         $1,500, $1,500), Severino ($1,500, $1,500, $1,500), Sachs ($1,800, $0,
         $0), and Eyestone ($1,500, $1,500, $0), and (ii) insurance premiums paid by the Company with respect to term life insurance for the benefit of the named officers in the following amounts for the Company's 1997, 1996 and 1995 fiscal years, respectively: House ($780, $0, $0), Carney ($570, $609, $479), Rynne ($486, $0, $0), Shrigley ($390, $0, $0), Seim
         ($337, $213, $0), Ludwick ($1,058, $1,152, $734), Severino ($756, $864,
         $367), Sachs ($851, $638, $0), and Eyestone ($528, $392, $327). Also
         represents fiscal 1997 severance payments made to Messrs. Ludwick, Severino and Sachs of $134,078, $115,385, and $13,846 respectively. See "Severance, Employment and Change of Control Arrangements."

(3) Mr. House joined the Company in October 1996 as Chairman of the Board, President and Chief Executive Officer. See "Severance, Employment and Change of Control Arrangements."

(4) Mr. Carney joined the Company in 1990 and was appointed Executive Vice President and General Manager, Enterprise Business Group in January 1997. See "Severance, Employment and Change of Control Arrangements."

(5) Mr. Rynne joined the Company in December 1996 as Executive Vice President and Chief Financial Officer. See "Severance, Employment and Change of Control Arrangements."

(6) Mr. Shrigley joined the Company in November 1996 as Executive Vice President for Sales, Service and Marketing. See "Severance, Employment and Change of Control Arrangements."

(7) Mr. Seim joined the Company in February 1996 and was appointed Vice President and Corporate Controller in May 1997.

(8) Mr. Ludwick served as President and Chief Executive Officer of the Company from October 1994 until October 1996 and as a director of the Company from October 1994 until October 1997. Pursuant to Mr. Ludwick's employment agreement, Mr. Ludwick continued as an employee of the Company until August 1997. See "Severance, Employment and Change of Control Arrangements." Prior to that time he served as President and Chief Executive Officer of SynOptics. Compensation received from SynOptics prior to October 1994 is included in Mr. Ludwick's compensation for fiscal 1995.

(9) Mr. Severino served as Chairman of the Board of the Company from October 1994 until October 1996 and as Acting Chief Executive Officer during October 1996. Pursuant to Mr. Severino's employment agreement, Mr. Severino continued as an employee of the Company until August 1997. See "Severance, Employment and Change of Control Arrangements." Prior to that time, he served as President and Chief Executive Officer of the Company.

(10) Mr. Sachs joined the Company in December 1995 as President, Xylogics Business Unit and served as Executive Vice President, Internet/Telecom Business Unit from May 1996 until he resigned as an executive officer of the Company in May 1997. Pursuant to Mr. Sachs' employment agreement, Mr. Sachs will continue as an employee of the Company through May 1999. See "Severance, Employment and Change of Control Arrangements."

(11) Mr. Eyestone joined the Company in 1991 and was appointed Senior Vice President, Product and Market Management, Enterprise Business Unit, in May 1996. Mr. Eyestone relinquished his role as an executive officer of the Company beginning in January 1997. Pursuant to Mr. Eyestone's employment agreement, Mr. Eyestone remains an employee of the Company. See "Severance, Employment and Change of Control Arrangements."

(12) Represents reimbursement of relocation expenses. See "Severance, Employment and Change of Control Arrangements."

(13)     Includes commissions in the amount of $55,517.

(14) Includes options for 23,000 shares which were repriced on October 28, 1996, replacing options that were granted in fiscal 1996 and fiscal 1997.

(15) Includes commissions in the amount of $265,286 in fiscal 1996 and $117,001 in fiscal 1995.

STOCK OPTIONS GRANTED IN FISCAL 1997

        The following table provides the specified information concerning grants of options to purchase the Company's Common Stock made during the fiscal year ended June 30, 1997, to the persons named in the Summary Compensation Table. These options are immediately exercisable but, except as otherwise noted, vest over a four-year period from the date of grant.

                        OPTION GRANTS IN LAST FISCAL YEAR

                                                                                    Potential Realized
                                                                                     Value at Assumed
                                                                                   Annual Rates of Stock
                                                                                    Price Appreciation
                              Individual Grants in Fiscal 1997                      for Option Term(1)
                          --------------------------------------------------    --------------------------
                          Number of
                          Securities  % of Total
                          Underlying   Options     Exercise
                           Options     Granted to   or Base
                           Granted    Employees in   Price       Expiration
       Name                (#)(2)      Fiscal Year ($/Sh)(3)         Date          5%($)             10%($)
-----------------------  -----------  ------------  -------      -----------    ----------        -----------
David L. House ........  1,500,000        5.6 %     18.375         10/30/04     13,159,866        31,520,167
                           500,000(4)     1.9       18.375         04/30/98        696,945         1,410,641
Lloyd A. Carney .......    100,000(5)     0.8       23.750         07/25/04      1,133,957         2,716,023
                            40,000        0.1       21.375         12/19/04        408,224           977,768
                           115,000        0.4       16.125         03/20/05        885,381         2,120,643
David J. Rynne ........    400,000        1.5       21.000         12/30/04      4,010,626         9,606,146
David A. Shrigley .....    600,000(6)     2.2       20.375         11/06/04      5,836,893        13,980,373
Rob G. Seim ...........     15,000        0.6       22.250         07/18/04        159,351           381,673
                             8,000(7)     0.3       19.500         10/28/04         74,483           178,400
                            15,000(7)     0.6       19.500         10/28/04        139,656           334,500
                             5,000        0.2       17.500         04/17/05         41,777           100,064

Former Officers:
Andrew K. Ludwick .....    200,000(8)     0.7       23.750         07/25/04      2,267,913         5,432,047
Paul J. Severino ......          0         --           --               --             --                --
Bruce I. Sachs ........    150,000(5)(9)  0.6       23.750         07/25/04        531,331(9)      1,111,575(9)
Richard D. Eyestone ...    150,000(5)     0.6       23.750         07/25/04      1,700,935         4,074,035
                            20,000        0.1       21.375         12/19/04        204,112           488,884

------------
(1) Potential gains are net of exercise price, but before taxes associated with exercise. These amounts represent certain assumed rates of appreciation only, based on the Securities and Exchange Commission rules. Actual gains, if any, on stock option exercises are dependent on the future performance of the Common Stock, overall market conditions and the option holders' continued employment through the vesting period. The amounts reflected in this table may not necessarily be achieved.

(2) Except as described in footnotes 5, 6, 7 and 9 below, all options granted in fiscal 1997 under the 1994 Option Plan are immediately exercisable but vest over a four-year period from the date of grant. Those options vesting over a four-year period generally vest at the rate of one-fourth on the first anniversary of the date of grant and 1/48th per month thereafter for each full month of the optionee's continuous employment with the Company. Under the 1994 Option Plan, the Board retains discretion to modify the terms, including the prices, of outstanding options. For additional information regarding options, see "Severance, Employment and Change of Control Arrangements."

(3)      All options were granted at market value on the date of grant.

(4) Represents an option granted outside of the 1994 Option Plan that is immediately exercisable but vests at the end of a one-year period from the date of grant. The term of the option is 18 months, subject to automatic ongoing extensions. See "Severance, Employment and Change of Control Arrangements."

(5) Represents performance-based stock options ("Performance Stock Options") granted to certain executive officers in July 1996 under the 1994 Option Plan. Performance Stock Options generally vest over six years at five percent per year from the date of grant for each of the first three years, and twenty percent, thirty percent and thirty-five percent over years four, five, and six, respectively, rather than over a conventional four-year vesting schedule. Performance Stock Option vesting may be incrementally accelerated in accordance with the judgment of the Board or the Chief Executive Officer, as appropriate, based on the recipient's achievement of specified performance goals.

(6) Represents an option granted under the 1994 Option Plan which vests at the rate of 300,000 one year from the date of grant and 1/36th per month thereafter for each month of Mr. Shrigley's continuous employment with the Company. See "Severance, Employment and Change of Control Arrangements."

(7) Represents options that were repriced on October 28, 1996, replacing options that were granted in fiscal 1996 and 1997.

(8) Following the resignation of Mr. Ludwick as an executive officer of the Company, Mr. Ludwick continued as an employee of the Company and received continued vesting under the terms of his stock option agreements until August 1997. See "Severance, Employment and Change of Control Arrangements."

(9) Represents Performance Stock Options that will vest at five percent per year during fiscal 1998 and fiscal 1999 until the termination of Mr. Sachs' employment in May 1999. See "Severance, Employment and Change of Control Arrangements." Shares that will be forfeited after his termination date are not reflected in the stock price appreciation amounts shown in the table.

OPTION EXERCISES AND FISCAL 1997 YEAR-END VALUES

        The following table provides the specified information concerning exercises of options to purchase the Company's Common Stock in the fiscal year ended June 30, 1997, and unexercised options held as of June 30, 1997, by the persons named in the Summary Compensation Table above. A portion of the shares subject to these options are not yet vested, and thus would be subject to repurchase by the Company at a price equal to the option exercise price, if the corresponding options were exercised before those shares had vested.

   AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END VALUES

                                                      Number of Securities
                                                      Underlying Unexercised            Value of Unexercised
                                                              Options                   In-the-Money Options
                                                          at June 30, 1997                at June 30, 1997
                                                  -----------------------------   ---------------------------------
                          Shares           $
                        Acquired on       Value                                        $                    $
      Name               Exercise       Realized  Exercisable(1)  Unexercisable   Exercisable(2)      Unexercisable
      ----               --------       --------  --------------  -------------   --------------      -------------
David L. House ..             0             0     2,000,000                0       16,625,000                0

Lloyd A. Carney .             0             0       381,250           12,000        2,661,247          156,250

David J. Rynne ..             0             0       400,000                0        2,275,000                0

David A. Shrigley             0             0       600,000                0        3,787,500                0

Rob G. Seim .....             0             0        28,000                0          211,250                0

Former Officers:

Andrew K. Ludwick             0             0     2,023,252(3)             0       21,032,140                0

Paul J. Severino              0             0       345,000(3)        30,000(3)     3,583,438          318,125

Bruce I. Sachs ..        40,000       832,513       430,062(4)        15,750        3,366,053(4)       256,528

Richard D
Eyestone ........         6,750       124,875       316,600              900        1,084,225            8,119

-------------
(1) Stock options granted under the 1994 Option Plan and the SynOptics 1986 Option Plan, which options were assumed by the Company in the Merger, are generally immediately exercisable at the date of grant, but shares received upon exercise of unvested options are subject to repurchase by the Company.

(2) The exercise price of these underlying options was below the market price of the Company's Common Stock on June 30, 1997. The value shown is for all outstanding exercisable in-the-money options regardless of vesting restrictions.

(3) Following the resignations of Messrs. Ludwick and Severino as executive officers of the Company, each individual continued as an employee of the Company and received continued vesting under the terms of his stock option agreements until August 1997. As of the August 1997 termination dates, 216,148 of Mr. Ludwick's shares and 75,000 of Mr. Severino's shares were not vested and were canceled. See "Severance, Employment and Change of Control Arrangements."

(4) Includes 150,000 shares subject to Performance Stock Options granted in July 1996 that will vest at five percent per year during fiscal 1998 and fiscal 1999 until the termination of Mr. Sachs' employment in May 1999. See "Severance, Employment and Change of Control Arrangements."

SEVERANCE, EMPLOYMENT AND CHANGE OF CONTROL ARRANGEMENTS

        In October 1996, the Company entered into an Employment Agreement with David House, the Chairman of the Board, President and Chief Executive Officer of the Company (the "House Agreement"), effective on October 30, 1996 (the "House Effective Date"). The House Agreement provides for the payment to Mr. House of a $500,000 minimum base annual salary and a $1,000,000 bonus for the Company's 1997 fiscal year, subject to the Board of Directors' review in subsequent years. Pursuant to the House Agreement, Mr. House was granted an option under the 1994 Option Plan to purchase 1,500,000 shares of the Company's Common Stock and an additional option to purchase 500,000 shares of the Company's Common Stock. See "OPTION GRANTS IN LAST FISCAL YEAR" table. The House Agreement also provides for the following severance benefits if Mr. House's employment with the Company terminates involuntarily or if Mr. House terminates his employment with the Company voluntarily for "Good Reason": (a) a lump sum payment equal to 12 months of Mr. House's then effective base salary, plus 100% of Mr. House's target bonus for the year in which termination occurs, plus an additional bonus equal to a percentage (which may exceed 100%) of the bonus target amount for the year in which termination occurs, (b) one year's additional vesting as of the date of termination for any outstanding stock options and any stock subject to restricted stock purchase agreements ("restricted stock"), (c) one year's additional vesting for Mr. House's accounts under any deferred compensation plans or arrangements, and (d) the continuation of Company-paid benefits for up to one year. In the event of a change of control of the Company, the vesting of any outstanding stock options or restricted stock will be accelerated by one additional year. The House Agreement further provides for a tax gross-up payment to mitigate the effect of any excise tax imposed under the "parachute" provisions of the Internal Revenue Code of 1986, as amended (the "Code"). In addition, if Mr. House dies or becomes partially or permanently disabled while employed by the Company and the Company takes any action that would constitute "Good Reason" for Mr. House to voluntarily terminate his employment, then Mr. House's unvested options and restricted stock become fully vested.

        In March 1997, the Company entered into a letter agreement with Lloyd Carney, the Company's Executive Vice President and General Manager, Enterprise Business Group, (the "Carney Agreement") which provides for an annual base salary of $250,000 and a target bonus of $200,000, prorated from January 22, 1997 through the end of fiscal 1997. The Carney Agreement also provides for the grant of a stock option to purchase 115,000 shares of the Company's Common Stock. See "OPTION GRANTS IN LAST FISCAL YEAR" table. Pursuant to the Carney Agreement, the Company also paid Mr. Carney's relocation expenses in connection with his relocation to California and sales commission and non-recurring closing costs associated with the sale of his Massachusetts home. The Company also agreed to pay certain expenses upon a return move to Massachusetts in the next five years, unless Mr. Carney voluntarily resigns or is terminated for cause. In addition, the Company agreed to provide housing assistance in the form of annualized interest cost reimbursement for the additional mortgage for a primary residence in California for a period of three years. If a change in management causes the termination of Mr. Carney's employment with the Company, the Company agreed to continue such mortgage assistance until the earlier of six months after the termination date or the date Mr. Carney finds other employment. In addition, the Company loaned Mr. Carney an aggregate of $416,450, without interest, in connection with the purchase of a primary residence in California; this loan has been repaid.

        In November 1997, the Company entered into another letter agreement with Mr. Carney (the "Additional Carney Agreement") which, among other things, provides for the grant of additional stock options under the 1994 Option Plan to purchase, at $28.125 per share, an aggregate of 130,000 shares of the Company's Common Stock. Such options vest with respect to 15,000 shares on January 3, 1998, 15,000 shares on January 3, 1999, 23,700 shares on January 3, 2000 and 76,300 shares on January 3, 2001. The Additional Carney Agreement also revises the vesting schedule for a Performance Stock Option granted to Mr. Carney in July 1996 to purchase 100,000 shares of the Company's Common Stock so that such option vests without regard to the determination and achievement of performance goals at a rate of 15,480 shares on January 3, 1998, 28,000 shares on January 3, 1999, and 44,300 shares on January 3, 2000. See "OPTION GRANTS IN LAST FISCAL YEAR" table. The Company also agreed to pay to Mr. Carney a special bonus, if Mr. Carney remains employed by the Company on January 3, 2001, equal to $1,130,146 minus the value of the appreciation on 60,000 shares of his vested stock at such time over the $28.125 exercise price. In addition, if Mr. Carney's employment with the Company terminates as a result of disability or death, Mr. Carney (or his heirs and/or beneficiaries) would receive (i) a lump sum payment equal to 12 months of his base salary, (ii) payment of an amount equal to Mr. Carney's target annual bonus for the fiscal year in which Mr. Carney's disability or death occurs and (iii) full vesting for Mr. Carney's outstanding stock options.

        In December 1996, the Company entered into a letter agreement with David Rynne, the Company's Executive Vice President and Chief Financial Officer, (the "Rynne Agreement") pursuant to the commencement of Mr. Rynne's employment with the Company. The Rynne Agreement provides for an annual base salary of $450,000 and a minimum bonus of $225,000 for fiscal 1997, prorated for the number of days he was employed by the Company in fiscal 1997. The Rynne Agreement also provides for the grant of a stock option to purchase 400,000 shares of the Company's Common Stock. See "OPTION GRANTS IN LAST FISCAL YEAR" table. In the event of a change of control of the Company that results in a significant reduction of Mr. Rynne's duties or responsibilities, Mr. Rynne is entitled to receive one year's base salary and bonus and an acceleration of vesting of any outstanding stock options and restricted stock by one year. In addition, if Mr. Rynne remains employed by the Company for three years or in the event of termination other than for cause or upon a change of control of the Company, he is entitled to receive a special bonus equal to $2,000,000 minus the value of the appreciation on his vested shares at such time. If Mr. Rynne is terminated by the Company other than for due cause, he is entitled to receive 12 months' worth of his base salary, bonus and additional vesting after his termination date.

        In November 1996, the Company entered into an Employment Agreement with David Shrigley, the Executive Vice President for Sales, Service and Marketing of the Company, (the "Shrigley Agreement") effective on November 6, 1996 (the "Shrigley Effective Date"). The Shrigley Agreement provides for the payment to Mr. Shrigley of a $250,000 minimum base annual salary and a $300,000 bonus for the Company's 1997 fiscal year, prorated for the number of days employed in fiscal 1997, subject to Board of Directors' review in subsequent years. The Shrigley Agreement also provides for the grant of a stock option to purchase 600,000 shares of the Company's Common Stock. See "OPTION GRANTS IN LAST FISCAL YEAR" table. In addition, pursuant to the Shrigley Agreement, the Company paid Mr. Shrigley an additional bonus of $250,000 in fiscal 1997 to replace his 1996 executive bonus from his previous employer. If Mr. Shrigley remains employed by the Company two years following the Shrigley Effective Date, the Shrigley Agreement provides for the payment of a bonus equal to $2,300,000 minus the value of the appreciation on his vested shares at such time (the "Second Anniversary Bonus"). The Second Anniversary Bonus is subject to modification under certain circumstances in the event of Mr. Shrigley's death or disability, upon the termination of Mr. Shrigley's employment under certain circumstances or upon a change of control of the Company. Under the Shrigley Agreement, the Company has loaned Mr. Shrigley $542,167, an amount sufficient to retire Mr. Shrigley's outstanding loan with his previous employer. The loan from the Company bears interest at the rate of 6% per annum. The principal amount plus accrued interest is secured by a deed of trust on Mr. Shrigley's principal residence and is payable on the earlier of June 9, 2000, the sale or refinancing of Mr. Shrigley's principal residence or the termination of Mr. Shrigley's employment by the Company. The Shrigley Agreement provides the same severance and "change of control" arrangements as the House Agreement. In addition, Mr. Shrigley's severance benefits provide that he would receive the Second Anniversary Bonus to the extent not already received. Finally, if Mr. Shrigley dies or becomes partially or permanently disabled while employed by the Company and the Company takes any action that would constitute "Good Reason" for Mr. Shrigley to terminate his employment, then Mr. Shrigley's unvested options and restricted stock become fully vested and Mr. Shrigley shall be entitled to the Second Anniversary Bonus.

        On January 26, 1998, the Compensation Committee of the Board of Directors approved the terms of an Executive Retention and Severance Plan (the "Retention Plan"). Under the Retention Plan, specified officers and key contributors are eligible to receive severance benefits if both conditions of a "double trigger" occur: (1) there is a change of control of the Company, and (2) within 12 months after a change of control either the individual's employment is involuntarily terminated other than for cause, or the individual terminates his or her employment for "Good Reason." The Company intends to implement the Plan by providing formal written agreements ("Retention Agreements") to each of the specified individuals, specifying the terms, conditions and benefits provided under the Retention Plan. Specified benefits will not be payable in connection with a change of control under both a Retention Agreement and an individual employment agreement, and each eligible individual must elect to receive either the benefits provided by the Retention Agreement or the benefits provided under another agreement.

        The Retention Agreements will provide that if both of the "double trigger" conditions occur, Messrs. House, Carney, Rynne and Shrigley each shall be entitled to receive (a) a lump sum cash payment equal to two times the officer's "Target Annual Earnings," consisting of the sum of (i) then effective annual base salary, plus (ii) 100% of the annual incentive target for the year in which termination occurs; (b) full accelerated vesting of any options to purchase shares of the Company's Common Stock, or any unvested shares of restricted stock; and (c) reimbursement of any excise tax payable under Internal Revenue Code Section 280G, other than any 280G excise tax payable with respect to the reimbursement. The Retention Agreement provided to Mr. Seim provides that if both of the "double trigger" conditions occur, he shall be entitled to receive (a) a lump sum cash payment equal to 1.25 times his "Target Annual Earnings," (b) two years of accelerated vesting of any options to purchase shares of the Company's Common Stock, or any unvested shares of restricted stock, and (c) in the event that any payment under the Retention Agreement is subject to excise tax pursuant to Internal Revenue Code Section 280G, the right to reduce such payments in order to avoid all or part of the excise tax. The Retention Agreements for each of the officers named above also include a six-month consulting contract which provides for payment over the term of the contract at a rate equal to the officer's Target Annual Earnings.

        On January 23, 1997, pursuant to a letter (a "Founder's Letter") from the Company to each of Andrew K. Ludwick and Paul J. Severino, each a director of the Company and the former President and Chief Executive Officer and the former Chairman of the Board and Acting Chief Executive Officer, respectively (each, a "Founder"), in connection with the Founder's resignation as an executive officer of the Company, the Company agreed that each Founder would continue as an employee of the Company through June 30, 1997 and for such time thereafter as the Founder expended any accrued vacation (the "Founder Termination Date"). The Founder Termination Date for each Founder occurred in August 1997. Each Founder's Letter also provides that, until the Founder Termination Date, the Founder will continue to receive his then current base salary, continued vesting under the terms of his stock option agreements, standard employee benefits, and the opportunity to participate in the 1994 Employee Stock Purchase Plan. Each Founder's Letter further provides that the Founder would receive no bonus for fiscal 1997.

        In November 1996, the Company entered into a letter agreement which modified an employee retention agreement between Bruce I. Sachs, the Company's former Executive Vice President, Internet/Telecom Business Unit, and the Company which was entered into upon the acquisition of Xylogics, Inc. on December 15, 1995 (the "Sachs Agreement"). If, at any time prior to June 30, 1997, the Company notified Mr. Sachs of its intention to terminate his employment other than for "Cause" or Mr. Sachs notified the Company of his intention to terminate his employment for "Good Reason," Mr. Sachs would become entitled to his full monthly base salary and benefits (excluding any car allowance and any entitlement to participate on any basis in any bonus plans) until the earlier of
(i) the date 24 months from the date of the notice of termination or (ii) the date on which Mr. Sachs commences employment with certain competitors of Bay Networks. In addition, Mr. Sachs would receive a bonus for fiscal 1997, pro rated for the number of days during fiscal 1997 which have elapsed as of the date of termination. Such payments may be reduced to the extent they would be nondeductible by the Company pursuant to Section 280G of the Code. Mr. Sachs is also subject to certain non-competition and non-solicitation provisions for a period of one year after termination of employment. Mr. Sachs' employment with the Company terminated in May 1997. As a result, Mr. Sachs is entitled to receive the severance benefits as described above.

        In February 1997, Bay Networks entered into an agreement with Richard Eyestone, the Company's Senior Vice President, Product and Market Management, Enterprise Business Unit, (the "Eyestone Agreement") in connection with the relinquishment of Mr. Eyestone's role as an executive officer of the Company. The Eyestone Agreement provides that Mr. Eyestone will be employed on a half-time basis beginning April 1, 1997, and will continue as an employee of the Company until April 1, 1998, at which time the Eyestone Agreement will be reevaluated. During the term of the Eyestone Agreement, the Company will continue his $200,000 base salary and he will be eligible for his fiscal 1997 bonus. He will be able to participate in the 1994 Option Plan and other employee benefits for a period of one year. In addition, the Company agreed to pay all of Mr. Eyestone's expenses in connection with his relocation to the southeastern United States.

        Options granted to officers of Bay Networks under its 1994 Option Plan provide that such officers will receive an advancement of the vesting schedule by 12 months under certain circumstances upon a "change of control" as defined under the 1994 Option Plan.

        Options granted to officers of SynOptics under the SynOptics 1986 Option Plan also provided that such officers would receive an advancement of the vesting schedule by 12 months under certain circumstances upon a

"change of control" as defined in the SynOptics 1986 Option Plan. The Merger constituted a "change of control" for SynOptics, therefore, the vesting schedule of outstanding options granted to officers of SynOptics under the SynOptics 1986 Option Plan was advanced by 12 months upon the Merger. All outstanding options granted under the SynOptics 1986 Option Plan were assumed by the Company in connection with the Merger.

COMPENSATION OF DIRECTORS

        The Company's non-employee directors receive $1,500 for each meeting of the Board of Directors they attend and $1,000 for each committee meeting they attend. In addition, each non-employee director receives an annual retainer of $21,000. During the 1997 fiscal year, each of the Company's non-employee directors also received an option to purchase 15,000 shares of the Company's Common Stock under the Company's 1994 Outside Directors Stock Option Plan. The Company's directors who are also officers of the Company did not receive any compensation for their services as members of the Board of Directors.

CHANGES TO BENEFIT PLANS

        1994 Purchase Plan. The Board of Directors of the Company has adopted, subject to stockholder approval, an amendment to the 1994 Employee Stock Purchase Plan (the "1994 Purchase Plan") to increase the maximum number of shares that may be issued under the 1994 Purchase Plan by 2,000,000 shares, from 5,250,000 shares to 7,250,000 shares. See "APPROVAL OF AMENDMENT TO THE BAY NETWORKS, INC. 1994 EMPLOYEE STOCK PURCHASE PLAN" at page 16 of this Proxy Statement. As of March 25, 1998, no purchases had been made by any employee conditioned on stockholder approval of an increase in the share reserve under the 1994 Purchase Plan. Non-employee directors are not eligible to participate in the 1994 Purchase Plan.

        1998 Purchase Plan. The Board of Directors of the Company has adopted, subject to stockholder approval, the 1998 Employee Stock Purchase Plan (the "1998 Purchase Plan") with an initial share reserve of (a) 500,000 shares, plus
(b) any shares remaining available for issuance under the 1994 Employee Stock Purchase Plan that are not required to complete offerings currently in progress, up to a maximum of 5,000,000 shares. See "APPROVAL OF ADOPTION OF THE BAY NETWORKS, INC. 1998 EMPLOYEE STOCK PURCHASE PLAN" at page 19 of this Proxy Statement. As of March 25, 1998, no purchases had been made by any employee conditioned on stockholder approval of the 1998 Purchase Plan. Non-employee directors are not eligible to participate in the 1998 Purchase Plan.

        The following table sets forth purchases of shares of stock under the 1994 Purchase Plan during the fiscal year ended June 30, 1997, by (1) the persons named in the Summary Compensation Table above; (2) all current executive officers as a group; (3) all current directors who are not executive officers as a group; and (4) all employees, including all officers who are not executive officers, as a group. Purchases under the 1994 Purchase Plan and the 1998 Purchase Plan are made at the discretion of participating employees. Accordingly, future purchases under the 1994 and 1998 Purchase Plans are not yet determinable.

                                NEW PLAN BENEFITS

                                                                 1994 EMPLOYEE STOCK
                                                                  PURCHASE PLAN(1)
                                                             ---------------------------
                                                             PURCHASE PRICE    NUMBER OF
                     NAME AND POSITION                       (PER SHARE)(2)    SHARES(2)
                     -----------------                       --------------    ---------
David L. House ............................................          --            0
  Chairman of the Board,
  President and Chief Executive Officer
Lloyd A. Carney ...........................................          --            0
  Executive Vice President and General Manager, Enterprise
  Business Group
David J. Rynne ............................................          --            0
  Executive Vice President and Chief Financial Officer
David A. Shrigley .........................................          --            0
  Executive Vice President for Sales, Service and Marketing
Rob G. Seim ...............................................    $17.2125          292
  Vice President and Corporate Controller                       15.0875          186
Andrew K. Ludwick .........................................          --            0
  Former President and Chief Executive Officer
Paul J. Severino ..........................................          --            0
  Former Chairman of the Board and Acting Chief Executive
  Officer
Bruce I. Sachs ............................................     17.2125          292
  Former Executive Vice President, Internet/Telecom             15.0875          334
  Business Unit
Richard D. Eyestone .......................................     17.2125          292
  Former Senior Vice President, Product and Market              15.0875          334
  Management, Enterprise Business Unit
Executive Group ...........................................    15.0875-          478
  (10 persons)                                                  17.2125
Non-Executive Director Group (3) ..........................        N/A             0
  (7 persons)
Non-Executive Officer Employee Group ......................    15.0875-    1,107,744
                                                               26.775

-------------
(1) Only employees and employee-directors of the Company are eligible to participate in the 1994 Purchase Plan.

(2) Subsequent to the fiscal year ended June 30, 1997, shares were purchased in the following amounts on October 31, 1997 at a per share purchase price of $15.0875: Rob G. Seim (267 shares), Bruce I. Sachs (334 shares), Richard D. Eyestone (334 shares), Executive Group (935 shares) and Non-Executive Officer Employee Group (734,153 shares).

(3) Non-executive directors are not eligible to participate in the 1994 Purchase Plan.

                APPROVAL OF AMENDMENT TO THE BAY NETWORKS, INC.
                       1994 EMPLOYEE STOCK PURCHASE PLAN

IMPORTANCE OF STOCK PURCHASE PLAN AS AN EMPLOYEE BENEFIT

        The Company believes that the availability of an adequate reserve of shares available for issuance under the 1994 Purchase Plan will benefit the Company by providing employees with an opportunity to acquire shares of the Company's Common Stock and will enable the Company to continue to attract, retain and motivate eligible employees. As of March 25, 1998, 2,351,981 shares of Common Stock remained available for issuance under the 1994 Purchase Plan.

RECENT ACCOUNTING CHANGES

        A recent interpretation of generally accepted accounting principles require the Company to record a charge to earnings if certain conditions apply to an employee stock purchase plan that qualifies under Section 423 of the Internal Revenue Code. This interpretation was announced in September 1997 in the consensus issued by the Emerging Issues Task Force entitled Accounting for Increased Share Authorizations in an IRS Section 423 Employee Stock Purchase Plan under APB Opinion No. 25, Accounting for Stock Issued to Employees (Issue No. 97-12) ("EITF 97-12"). Generally, if (i) at the beginning of an offering period, the shares reserved for issuance under an employee stock purchase plan are insufficient to cover all shares issuable throughout the offering period, (ii) stockholders subsequently approve additional shares allocable to an offering period which commenced prior to the stockholder approval date, and (iii) the fair market value of the stock subject to the plan on the subsequent stockholder approval date is higher than the fair market value on the date when the offering period commenced, then the Company will be required to record a charge to earnings to reflect the theoretical compensatory element of the difference in fair market value.

        Under prior practice, the Company typically would seek stockholder approval for additional shares when the shares remaining under the 1994 Purchase Plan appeared insufficient for a 12-month time frame. However, the 1994 Purchase Plan provides for 24-month Offering Periods (defined on page 17) consisting of four six-month Purchase Periods (defined on page 17) and a new Offering Period begins every six months. Applied to this structure, the treatment specified by EITF 97-12 would require that, in order to avoid a potential earnings charge, the number of shares reserved for issuance under the 1994 Purchase Plan must never decline below a level required to maintain at least 24 months of projected purchases.

        Two variables that may affect the amount of an earnings charge required under EITF 97-12 are substantial hiring rates, which affect new enrollments to the plan, and increases over time in the market value of the Company's Common Stock. As a result of this accounting interpretation, the Company expects to recognize, for the 1994 Purchase Plan Offering Period commenced in May 1997, a non-cash charge which will be amortized over the remaining fiscal quarters of the Offering Period. The impact on basic and fully diluted earnings per share is expected to be approximately $0.01 per share for the quarter ending March 28, 1998 and for each of the remaining fiscal quarters in the Offering Period.

MANAGEMENT PROPOSALS TO AMEND THE 1994 PURCHASE PLAN AND ADOPT THE 1998 PURCHASE PLAN

        In order to minimize the possibility or extent of such charges in the future and, in particular, to avoid a charge relating to the Offering Period scheduled to commence in May 1998, and to decrease the future dilutive impact of employee stock purchases through Company sponsored plans, Management is requesting stockholder approval to amend the 1994 Purchase Plan now, rather than wait until the Company's Annual Meeting of Stockholders in October 1998. In addition, Management is also requesting stockholder approval of a new 1998 Employee Stock Purchase Plan, described below under "APPROVAL OF ADOPTION OF THE BAY NETWORKS, INC. 1998 EMPLOYEE STOCK PURCHASE PLAN." The 1998 Purchase Plan provides for shorter six-month offering periods in order to minimize the future likelihood of earnings charges relating to EITF 97-12 and to make the plan easier to administer. At a meeting held on ______________, 1998, the Board of Directors unanimously adopted, subject to stockholder approval being received at the special meeting, an amendment to increase the number of shares reserved for issuance under the 1994 Purchase Plan by 2,000,000 shares to a total of 7,250,000 shares.

SUMMARY OF THE PROVISIONS OF THE 1994 PURCHASE PLAN

        The following summary of the 1994 Purchase Plan is qualified in its entirety by the specific language of the 1994 Purchase Plan, a copy of which is available to any stockholder upon request.

        Any employee of Bay Networks or any present or future parent or subsidiary corporation of Bay Networks (including any director who is also an employee) is eligible to participate in the 1994 Purchase Plan so long as the employee is customarily employed for more than 20 hours per week and for more than five months in a calendar year and the employee is not a participant in any other employee stock purchase plan maintained by Bay Networks or any parent or subsidiary corporation of Bay Networks. No person who owns or holds options to purchase or as a result of participation in the 1994 Purchase Plan would own or hold options to purchase, 5% or more of the total combined voting power or value of all classes of stock of Bay Networks is entitled to participate in the 1994 Purchase Plan. As of January 31, 1998, approximately 6,165 employees were be eligible to participate in the 1994 Purchase Plan.

        Each offering of Common Stock under the 1994 Purchase Plan is for a period of 24 months (an "Offering Period"). Offering Periods are overlapping, with a new 24-month Offering Period beginning every six months. New Offering Periods begin on each May 1 and November 1. Subject to stockholder approval of the 1998 Purchase Plan, the Board of Directors has determined that no Offering Periods will begin under the 1994 Purchase Plan after April 24, 1998. Each Offering Period is comprised of four six-month "Purchase Periods." Shares are purchased on the last business day of each Purchase Period, in April and October ("Purchase Dates"). The Board of Directors may establish different Offering Periods or Purchase Periods under the 1994 Purchase Plan.

        Participation in the 1994 Purchase Plan is limited to eligible employees who authorize payroll deductions pursuant to the 1994 Purchase Plan. Such payroll deductions must be at least 1% but may not exceed 10% of an employee's compensation. Currently, the maximum amount of payroll deductions for any participants during a six-month Purchase Period is $5,040. However, the Board of Directors, in its discretion, may provide for a different limit on payroll deductions for an Offering Period. Once an employee becomes a participant in the 1994 Purchase Plan, that employee will automatically participate in each successive offering until such time as that employee (a) withdraws from the 1994 Purchase Plan, (b) becomes ineligible to participate in the 1994 Purchase Plan, or (c) terminates his or her employment, although, as described above, no additional Offering Periods will commence after April 24, 1998 under the 1994 Purchase Plan if the stockholders approve the 1998 Purchase Plan.

        A participant will purchase shares at the end of each of four Purchase Periods within an Offering Period. The purchase price per share will be equal to 85% of the lesser of the fair market value of the Common Stock on the first day of the Offering Period or on the Purchase Date. If the fair market value of the Common Stock on a Purchase Date (other than the last Purchase Date of an Offering Period) is less than its fair market value on the first day of the Offering Period, then (unless a participant otherwise elects) all participants will automatically be withdrawn from that offering and enrolled in the new Offering Period, although, as described above, no additional Offering Periods will commence after April 24, 1998 under the 1994 Purchase Plan if the stockholders approve the 1998 Purchase Plan.

        Subject to certain limitations, the number of shares of Bay Networks Common Stock a participant purchases in each Purchase Period is determined by dividing the total amount of payroll deductions withheld from the participant's compensation during the Purchase Period by the purchase price per share. Any cash not applied to the purchase of shares will be returned to the participant unless the amount of such cash is less than the amount necessary to purchase a whole share of Common Stock, in which case Bay Networks may establish procedures to apply the remaining amount to a subsequent Offering Period or Purchase Period.

        An employee who remains eligible to participate in the 1994 Purchase Plan may nevertheless withdraw from an offering at any time without affecting his or her eligibility to participate in future offerings, although, as described above, no additional offerings will commence under the 1994 Purchase Plan if the stockholders approve the 1998 Purchase Plan. In effect, therefore, a participant is given an option which he or she may or may not exercise. However, once a participant withdraws from an offering, that participant may not again participate in the same offering.

        The Board of Directors may at any time amend or terminate the 1994 Purchase Plan, except that the approval of Bay Networks' stockholders is required within 12 months of the adoption of any amendment increasing the number of shares authorized for issuance under the 1994 Purchase Plan, or changing the definition of the corporations which may be designated by the Board as corporations whose employees may purchase shares of Bay Networks Common Stock under the 1994 Purchase Plan. As described above, subject to stockholder approval of the 1998 Purchase Plan, no additional Offering Periods will commence after April 24, 1998 under the 1994 Purchase Plan, although participants who enrolled in the Offering Periods beginning in May and November 1997 are entitled to continue their enrollments until those Offering Periods expire.

SUMMARY OF FEDERAL INCOME TAX CONSEQUENCES

        The following summary is intended only as a general guide as to the United States federal income tax consequences under current law of participation in the 1994 Purchase Plan and does not attempt to describe all potential tax consequences. Furthermore, the tax consequences are complex and subject to change, and a taxpayer's particular situation may be such that some variation of the described rules is applicable. A participant recognizes no taxable income either as a result of commencing to participate in the 1994 Purchase Plan or purchasing shares of Bay Networks Common Stock under the terms of the 1994 Purchase Plan.

        If a participant disposes of shares purchased under the 1994 Purchase Plan within two years from the first day of the applicable Offering Period or within one year from the Purchase Date (a "disqualifying disposition"), the participant will realize ordinary income in the year of such disposition equal to the amount by which the fair market value of the shares on the date the shares were purchased exceeds the purchase price. The amount of the ordinary income will be added to the participant's basis in the shares, and any additional gain or resulting loss recognized on the disposition of the shares will be a capital gain or loss. A capital gain or loss will be long-term if the participant's holding period is more than 12 months, otherwise it will be short-term.

        If the participant disposes of shares purchased under the 1994 Purchase Plan at least two years after the first day of the applicable Offering Period and at least one year after the date of purchase, the participant will realize ordinary income in the year of disposition equal to the lesser of (i) the excess of the fair market value of the shares on the date of disposition over the purchase price or (ii) 15% of the fair market value of the shares on the first day of the applicable Offering Period. The amount of any ordinary income will be added to the participant's basis in the shares, and any additional gain recognized upon the disposition after such basis adjustment will be a long-term capital gain. If the fair market value of the shares on the date of disposition is less than the purchase price, there will be no ordinary income and any loss recognized will be a long-term capital loss.

        If the participant still owns the shares at the time of death, the lesser of (i) the excess of the fair market value of the shares on the date of death over the purchase price or (ii) 15% of the fair market value of the shares on the first day of Offering Period in which the shares were purchased will constitute ordinary income in the year of death.

        Bay Networks will generally be entitled to a tax deduction in the year of a disqualifying disposition equal to the amount of ordinary income recognized by the participant as a result of disposition. In all other cases, no deduction is allowed by Bay Networks.

VOTE REQUIRED AND BOARD OF DIRECTORS' RECOMMENDATION

        The affirmative vote of a majority of the votes cast on the proposal, at the special meeting at which a quorum representing a majority of all outstanding shares of Common Stock of the Company is present, either in person or by proxy, is required for approval of this proposal. Votes for and against, abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum. Abstentions will have the same effect as a negative vote on this proposal. Broker non-votes will have no effect on the outcome of this vote.

        The Board believes that the proposed amendment of the 1994 Purchase Plan is in the best interests of the Company and its stockholders for the reasons stated above. THEREFORE, THE BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" APPROVAL OF THIS PROPOSAL TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK OF THE COMPANY RESERVED FOR ISSUANCE UNDER THE 1994 PURCHASE PLAN BY 2,000,000 SHARES, FROM 5,250,000 SHARES TO 7,250,000 SHARES.

                 APPROVAL OF ADOPTION OF THE BAY NETWORKS, INC.
                        1998 EMPLOYEE STOCK PURCHASE PLAN

        The Company believes that the adoption of the 1998 Purchase Plan will benefit the Company by providing employees with an opportunity to acquire shares of the Company's Common Stock and will enable the Company to attract, retain and motivate eligible employees.

        The Company believes that the six-month Offering Period (defined on page
20) in the 1998 Purchase Plan is more consistent with competitive practices than the 24-month Offering Period provided in the 1994 Purchase Plan. In addition to provisions designed to minimize the effect of the accounting interpretation changes described on page 16, the 1998 Purchase Plan includes provisions that are intended to make the 1998 Purchase Plan more efficient to administer. Moreover, Management believes that if the market price of the Company's stock appreciates over time, the 1998 Purchase Plan will require the issuance of fewer shares that would be issued under the 1994 Purchase Plan over a comparable multi-year period.

        At a meeting held on _______________, 1998, the Board of Directors unanimously adopted the 1998 Purchase Plan, subject to stockholder approval being received at the special meeting. The maximum number of shares of Common Stock that may be issued under the 1998 Purchase Plan is equal to the sum of (a) 500,000 shares, plus (b) the remaining number of shares of Common Stock available for issuance under the 1994 Purchase Plan that are not required to complete all offerings under the 1994 Purchase Plan which are currently in progress, provided, however, that in no event will the aggregate number of shares issuable under the 1998 Purchase Plan exceed 5,000,000 shares.

SUMMARY OF THE PROVISIONS OF THE 1998 PURCHASE PLAN

        The following summary of the 1998 Purchase Plan is qualified in its entirety by the specific language of the 1998 Purchase Plan. A copy of the plan is available to any stockholder upon request.

        Any employee of Bay Networks or any present or future parent or subsidiary corporation of Bay Networks (including any director who is also an employee) is eligible to participate in the 1998 Purchase Plan so long as the employee is customarily employed for more than 20 hours per week and for more than five months in a calendar year and the employee is not a participant in any other employee stock purchase plan maintained by Bay Networks or any parent or subsidiary corporation of Bay Networks (including the 1994 Purchase Plan). No person who owns or holds options to purchase or as a result of participation in the 1998 Purchase Plan would own or hold options to purchase, 5% or more of the total combined voting power or value of all classes of stock of Bay Networks is entitled to participate in the 1998 Purchase Plan. As of January 31, 1998, approximately 1,766 employees would be eligible to participate in the 1998 Purchase Plan.

        Each offering of Common Stock under the 1998 Purchase Plan is for a period of six months (an "Offering Period"). The initial Offering Period under the 1998 Purchase Plan will commence on May 1, 1998. Thereafter, new Offering Periods begin on each May 1 and November 1. Shares are purchased on the last business day of each Offering Period ("Purchase Dates"). The Board of Directors may establish offering periods of different durations under the 1998 Purchase Plan.

        Participation in the 1998 Purchase Plan is limited to eligible employees who authorize payroll deductions pursuant to the 1998 Purchase Plan. Such payroll deductions must be a least 1% but may not exceed 10% of an employee's compensation. Currently, the maximum amount of payroll deductions for any participant during a six-month Offering Period is $5,040. However, the Board of Directors, in its discretion, may provide for a different limit on payroll deductions for an Offering Period. Once an employee becomes a participant in the 1998 Purchase Plan, that employee will automatically participate in each successive offering which begins after the end of the Offering Period in which he or she was a participant until such time as that employee (a) withdraws from the 1998 Purchase Plan, (b) becomes ineligible to participate in the 1998 Purchase Plan, or (c) terminates his or her employment.

        A participant will purchase shares at the end of the Offering Period. The purchase price per share will be equal to 85% of the lesser of the fair market value of the Common Stock on the first day of the Offering Period or on the Purchase Date.

        Subject to certain limitations, the number of shares of Bay Networks Common Stock a participant purchases in each Offering Period is determined by dividing the total amount of payroll deductions withheld from the participant's compensation during the Offering Period by the purchase price per share. Any cash not applied to the purchase of shares will be returned to the participant unless the amount of such cash is less than the amount necessary to purchase a whole share of Common Stock, in which case Bay Networks may establish procedures to apply the remaining amount to a subsequent Offering Period.

        An employee who remains eligible to participate in the 1998 Purchase Plan may nevertheless withdraw from an offering at any time prior to the first day of the sixth month of an Offering Period. In effect, therefore, a participant is given an option which he or she may or may not exercise. However, once a participant withdraws from an offering, that participant may not again participate in the same offering, other than to make a purchase with the deductions already contributed during the offering.

        The 1998 Purchase Plan provides that, in the event of (i) a sale or exchange by the stockholders of more than 50% of Bay Networks' voting stock,
(ii) a merger or consolidation in which Bay Networks is a party, (iii) the sale, exchange or transfer of all or substantially all of the assets of Bay Networks, or (iv) a liquidation or dissolution of Bay Networks wherein, upon any such event, the stockholders of Bay Networks immediately before such event do not retain direct or indirect beneficial ownership of at least 50% of the total combined voting power of the voting stock of Bay Networks, its successor, or the corporation to which the assets of Bay Networks were transferred (a "Change in Control"), the acquiring or successor corporation may assume Bay Networks' rights and obligations under the 1998 Purchase Plan or substitute substantially equivalent purchase rights for such corporation's stock. If the acquiring or successor corporation elects not to assume or substitute for the outstanding purchase rights under the 1998 Purchase Plan, the Board of Directors may adjust the last day of the Offering Period then in progress to a date on or before the date of the Change in Control. Any purchase rights granted under the 1998 Purchase Plan that are not assumed, substituted for, or exercised prior to the Change in Control will terminate.

        The Board of Directors may at any time amend or terminate the 1998 Purchase Plan, except that the approval of Bay Networks' stockholders is required within 12 months of the adoption of any amendment increasing the number of shares authorized for issuance under the 1998 Purchase Plan, or changing the definition of the corporations which may be designated by the Board as corporations whose employees may purchase shares of Bay Networks Common Stock under the 1998 Purchase Plan. The 1998 Purchase Plan will continue until terminated by the Board of Directors or when all the shares reserved for issuance under the 1998 Purchase Plan have been issued, whichever occurs first.

SUMMARY OF FEDERAL INCOME TAX CONSEQUENCES

        The federal income tax consequences of participation in the 1998 Purchase Plan are the same as the federal income tax consequences described for participation in the 1994 Purchase Plan set forth on page 18.

VOTE REQUIRED AND BOARD OF DIRECTORS' RECOMMENDATION

        The affirmative vote of a majority of the votes cast on the proposal, at the special meeting at which a quorum representing a majority of all outstanding shares of Common Stock of the Company is present, either in person or by proxy, is required for approval of this proposal. Votes for and against, abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum. Abstentions will have the same effect as a negative vote on this proposal. Broker non-votes will have no effect on the outcome of this vote.

        The Board believes that the adoption of the 1998 Purchase Plan is in the best interests of the Company and its stockholders for the reasons stated above. THEREFORE, THE BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" APPROVAL OF THIS PROPOSAL TO ADOPT THE 1998 PURCHASE PLAN WITH AN INITIAL SHARE RESERVE EQUAL TO THE SUM OF (A) 500,000 SHARES, PLUS (B) THE REMAINING NUMBER OF SHARES AVAILABLE FOR ISSUANCE UNDER THE 1994 PURCHASE PLAN THAT ARE NOT REQUIRED TO COMPLETE ALL OFFERINGS UNDER THE 1994 PURCHASE PLAN WHICH ARE CURRENTLY IN PROGRESS, UP TO A MAXIMUM OF 5,000,000 SHARES.

                APPROVAL OF AMENDMENT TO RESTATED CERTIFICATE OF
                    INCORPORATION TO INCREASE THE AUTHORIZED
                          COMMON STOCK OF THE COMPANY

GENERAL

        On ___________, 1998, the Board authorized an amendment to the Company's Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock from 300,000,000 to 400,000,000. The Company's Restated Certificate of Incorporation currently authorizes the issuance by the Company of up to 300,000,000 shares of Common Stock and 1,000,000 shares of Preferred Stock, $0.001 par value per share (the "Preferred Shares"). As of January 31, 1998, there were approximately 220,000,000 shares of Common Stock issued and outstanding; approximately 58,000,000 shares of Common Stock reserved for issuance under various stock plans of the Company and its subsidiaries; and approximately 22,000,000 shares of Common Stock remaining available for future issuance. No Preferred Shares are issued or outstanding. The stockholders are now being asked to approve this proposed amendment.

        The Board believes that the proposed increase is desirable so that, as the need may arise, the Company will have more flexibility to issue shares of Common Stock in connection with future opportunities for expanding the business through investments or acquisitions, possible future stock dividends or stock splits, and for other general corporate purposes. There are no preemptive rights with respect to the Company's Common Stock and there currently is no specific use planned for any of the additional shares being proposed for authorization under this proposal.

        Authorized but unissued shares of the Company's Common Stock may be issued at such times, for such purposes and for such consideration as the Board may determine to be appropriate without further authority from the Company's stockholders, except as otherwise required by applicable law or New York Stock Exchange policies. The increase in authorized Common Stock will not have any immediate effect on the rights of existing stockholders. To the extent that the additional authorized shares are issued in the future, they will decrease the existing stockholders' percentage equity ownership; depending upon the price at which they are issued, they could be either dilutive or nondilutive to the existing stockholders.

        The increase in the authorized number of shares of Common Stock and the subsequent issuance of such shares could have the effect of delaying or preventing a change in control of the Company without further action by the stockholders. Shares of authorized and unissued Common Stock could (within the limits imposed by applicable law) be issued in one or more transactions which would make a change in control of the Company more difficult, and therefore less likely. Any such issuance of additional stock could have the effect of diluting the earnings per share and book value per share of outstanding shares of Common Stock, and such additional shares could be used to dilute the stock ownership or voting rights of a person seeking to obtain control of the Company. The Company previously adopted certain measures that may have the effect of helping to delay or resist an unsolicited takeover attempt.

VOTE REQUIRED AND BOARD OF DIRECTORS' RECOMMENDATION

        The affirmative vote of a majority of the voting power of all outstanding shares of Common Stock of the Company entitled to vote at the special meeting, at which a quorum representing a majority of all outstanding shares of Common Stock of the Company is present and voting, either in person or by proxy, is required for approval of this proposal. Abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum. Abstentions and broker non-votes will each have the same effect as a negative vote on this proposal.

        The Board of Directors believes that the proposed amendment to the Company's Restated Certificate of Incorporation to increase the number of authorized shares of the Company's Common Stock from 300,000,000 to 400,000,000 shares is in the best interests of the Company and the stockholders for the reasons stated above. THEREFORE, THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE PROPOSAL TO AMEND THE COMPANY'S RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF THE COMPANY'S COMMON STOCK FROM 300,000,000 SHARES TO 400,000,000 SHARES.

                      STOCKHOLDER PROPOSALS TO BE PRESENTED
                             AT NEXT ANNUAL MEETING

        Proposals of stockholders intended to be presented at the next annual meeting of the stockholders of the Company must be received by the Company at its offices at 4401 Great America Parkway, Santa Clara, California 95052-8185, no later than May 9, 1998, and satisfy the conditions established by the Securities and Exchange Commission for stockholder proposals to be included in the Company's proxy statement for that meeting.

                          TRANSACTION OF OTHER BUSINESS

        At the date of this Proxy Statement, the Board of Directors knows of no other business that will be conducted at the special meeting of stockholders other than as described in this Proxy Statement. If any other matter or matters are properly brought before the meeting, or any adjournment or postponement of the meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their best judgment.

                                         By Order of the Board of Directors,




                                         JOHN J. POGGI, JR.
                                         Secretary

March 25, 1998

                                                                      APPENDIX A

                               BAY NETWORKS, INC.

                        1994 EMPLOYEE STOCK PURCHASE PLAN

               (As Amended by the Board through February 20, 1998)



        1. Purpose. The Bay Networks, Inc. 1994 Employee Stock Purchase Plan (the "Plan") is established to provide eligible employees of Bay Networks, Inc. ("Bay Networks"), and any current or future parent or subsidiary corporations of Bay Networks which the Board of Directors of Bay Networks (the "Board") determines should be included in the Plan (collectively referred to as the "Company"), with an opportunity to acquire a proprietary interest in the Company by the purchase of common stock of Bay Networks. (Bay Networks and any parent or subsidiary corporation designated by the Board as a participating corporation shall be individually referred to herein as a "Participating Company." For purposes of the Plan, a parent corporation and a subsidiary corporation shall be as defined in sections 424(e) and 424(f) of the Internal Revenue Code of 1986, as amended (the "Code").

        It is intended that the Plan shall qualify as an "employee stock purchase plan" under section 423 of the Code (including any future amendments or replacements of such section), and the Plan shall be so construed. Any term not expressly defined in the Plan but defined for purposes of section 423 of the Code shall have the same definition herein.

        An employee participating in the Plan (a "Participant") may withdraw such Participant's accumulated payroll deductions (if any) therein at any time during an Offering Period (as defined below). Accordingly, each Participant is, in effect, granted an option pursuant to the Plan (a "Purchase Right") which may or may not be exercised at the end of a Purchase Period and which is intended to qualify as an option described in section 423 of the Code.

        2. Administration. The Plan shall be administered by the Board and/or by a duly appointed committee of the Board having such powers as shall be specified by the Board. Any subsequent references to the Board shall also mean the committee if a committee has been appointed. The Board shall have the sole and absolute discretion to determine from time to time what parent corporations and/or subsidiary corporations shall be Participating Companies. All questions of interpretation of the Plan or of any Purchase Right shall be determined by the Board and shall be final and binding upon all persons having an interest in the Plan and/or any Purchase Right. Subject to the provisions of the Plan, the Board shall determine all of the relevant terms and conditions of Purchase Rights granted pursuant to the Plan; provided, however, that all Participants granted Purchase Rights pursuant to the Plan shall have the same rights and privileges within the meaning of section 423(b)(5) of the Code. All expenses incurred in connection with the administration of the Plan shall be paid by the Company.

        3. Share Reserve. The maximum number of shares which may be issued under the Plan shall be five million six hundred fifty thousand (5,650,000) shares of the authorized but unissued common stock of Bay Networks (the "Shares"). In the event that any Purchase Right for any reason expires or is canceled or terminated, the Shares allocable to the unexercised portion of such Purchase Right may again be subjected to a Purchase Right.

        4. Eligibility. Any employee of a Participating Company is eligible to participate in the Plan except the following:

               (a) employees who are customarily employed by the Company for less than twenty (20) hours a week;

               (b) employees whose customary employment is for not more than five (5) months in any calendar year; and

               (c) employees who own or hold options to purchase or who, as a result of participation in this Plan, would own or hold options to purchase, stock of the Company possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of any one of the corporations referred to as the Company within the meaning of section 423(b)(3) of the Code.

        5.     Offerings.

               (a) Offering Periods. Effective for Offerings beginning on and after November 1, 1996, the Plan shall be implemented by offerings (individually an "Offering") of twenty-four (24) months duration (an "Offering Period"). An Offering shall commence on May 1 and November 1 of each year; provided, however, that no Offerings shall commence after April 24, 1998. The Offering commencing on May 1 shall end on April 30 of the second following year. The Offering commencing on November 1 shall end on October 31 of the second following year. Notwithstanding the foregoing, the Board may establish a different term for one or more Offerings and/or different commencing and/or ending dates for such Offerings. The first day of an Offering shall be the "Offering Date" for such Offering.

               (b) Purchase Periods. Each Offering Period shall consist of four
(4) consecutive purchase periods of six (6) months duration (the "Purchase Period"). The last day of each Purchase Period shall be the "Purchase Date" for such Purchase Period. A Purchase Period commencing on May 1 shall end on the next October 31. A Purchase Period commencing on November 1 shall end on the next April 30. The Board may establish a different term for one or more Purchase Periods and/or different commencing dates and/or Purchase Dates for such Purchase Periods. In the event a Purchase Date is not a business day, the Company shall specify the business day that will be deemed the Purchase Date.

               (c) Governmental Approval; Shareholder Approval. Notwithstanding any other provision of the Plan to the contrary, any Purchase Right granted pursuant to the Plan shall be subject to (i) obtaining all necessary governmental approvals and/or qualifications of the sale and/or issuance of the Purchase Rights and/or the Shares, and (ii) obtaining shareholder approval of the Plan. Notwithstanding the foregoing, shareholder approval shall not be necessary in order to grant any Purchase Right granted on the Offering Date of the Plan's initial Offering Period;

provided, however, that the exercise of any such Purchase Right shall be subject to obtaining shareholder approval of the Plan.

        6. Participation in the Plan.

               (a) Initial Participation. An eligible employee shall become a participant in the Plan (a "Participant") on the first Offering Date after satisfying the eligibility requirements and delivering to the Company's payroll office two (2) weeks prior to such Offering Date or as may be established by the Company from time to time (the "Subscription Date") a subscription agreement indicating the employee's election to participate in the Plan and authorizing payroll deductions. An eligible employee who does not deliver a subscription agreement to the Company on or before the Subscription Date shall not participate in the Plan for that Offering or for any subsequent Offering unless such eligible employee subsequently enrolls in the Plan by complying with the provisions of paragraph 4 and by filing a subscription agreement with the Company on or before the Subscription Date for such subsequent Offering. An employee who becomes eligible to participate in the Plan after an Offering has commenced shall not be eligible to participate in such Offering but may participate in any subsequent Offering provided such employee is still eligible to participate in the Plan as of the commencement of any such subsequent Offering.

               (b) Continued Participation. Participation in the Plan shall continue until (i) the Participant ceases to be eligible as provided in paragraph 4, (ii) the Participant withdraws from the Plan pursuant to paragraph 11, or (iii) the Participant terminates employment or dies as provided in paragraphs 11(e) and 11(f). If a Participant is automatically withdrawn from an Offering at the end of the first Purchase Period of such Offering pursuant to paragraph 11(c), then the Participant shall automatically participate in the Offering Period commencing concurrently with or immediately after the termination of such Purchase Period. At the end of an Offering Period, each Participant in such terminating Offering Period shall automatically participate in the first subsequent Offering Period according to the same elections contained in the Participant's subscription agreement effective for the Offering Period which has just ended, provided such Participant is still eligible to participate in the Plan as provided in paragraph 4. However, a Participant may file a subscription agreement with respect to such subsequent Offering Period if the Participant desires to change any of the Participant's elections contained in the Participant's then effective subscription agreement.

        7.     Maximum Right to Purchase Shares.

               (a) Except as set forth in subparagraph (b) below, during an Offering Period each Participant shall have a Purchase Right consisting of the right to purchase that number of whole Shares which may be purchased at the applicable Offering Exercise Price (as defined in paragraph 8, below), with amount of the Participant's accumulated payroll deductions for such Offering Period, up to a maximum equal to that number of whole Shares arrived at by dividing twenty thousand one hundred sixty dollars ($20,160) by eighty-five percent (85%) of the fair market value of the Shares, as determined in accordance with paragraph 8, below on the Offering Date.

               (b) Notwithstanding any other provision of the Plan, no Participant shall be entitled to purchase Shares under the Plan at a rate which exceeds $25,000 in fair market value, determined as of the Offering Date for each Offering Period (or such other limit as may be imposed by the Code), for each calendar year in which the Participant participates in the Plan.

        8. Purchase Price. The purchase price at which Shares may be acquired at the end of a Purchase Period pursuant to the exercise of all or any portion of a Purchase Right granted under the Plan (the "Offering Exercise Price") shall be eighty-five percent (85%) of the lesser of (a) the fair market value of the Shares on the Offering Date of such Offering or (b) the fair market value of the Shares on the Purchase Date or such higher price as may be set by the Board prior to the commencement of an Offering. The fair market value of the Shares on the Offering Date will be the closing price quoted on the New York Stock Exchange (the "NYSE") on the last trading day prior to the Offering Date and the fair market value of the Shares on the Purchase Date will be the closing price quoted on the NYSE on the Purchase Date.

        9.     Payroll Deductions and Payment of Purchase Price.

               (a) Payroll Deductions. Shares which are acquired pursuant to the exercise of all or any portion of a Purchase Right for a given Offering Period may be paid for only by means of payroll deductions from the Participant's Compensation accumulated during the Offering Period. For purposes of the Plan, a Participant's "Compensation" with respect to an Offering shall include all amounts paid in cash and includable as "wages" subject to tax under section 3101(a) of the Code without applying the dollar limitation of section 3121(a) of the Code. Accordingly, Compensation shall include, without limitation, salaries, commissions, bonuses, and overtime. Compensation shall not include reimbursements of expenses, allowances, or any amount deemed received without the actual transfer of cash or any amounts directly or indirectly paid pursuant to the Plan or any other stock purchase or stock option plan. Except as set forth below, the amount of Compensation to be withheld from a Participant's Compensation during each pay period shall be determined by the Participant's subscription agreement.

               (b) Election to Increase or Decrease Withholding. During an Offering Period, except as provided in subparagraph 9(b)(ii), below, a Participant may elect to increase or decrease the amount withheld from his or her Compensation by filing an amended subscription agreement with the Company on or before the Change Notice Date. The "Change Notice Date" shall initially be two (2) weeks prior to the end of the first pay period for which such election is to be effective; however, the Company may change such Change Notice Date from time to time.

               (c)    Limitations on Payroll Withholding.

                      (i) The amount of payroll withholding with respect to the Plan for any Participant during any pay period shall not exceed ten percent (10%) of the Participant's Compensation for such pay period. Amounts shall be withheld in whole percentages only and shall be reduced by any amounts contributed by the Participant and applied to the purchase of Company stock pursuant to any other employee stock purchase plan qualifying under section 423 of the Code.

                      (ii) The maximum amount of payroll deductions for any Purchase Period may not exceed five thousand forty dollars ($5,040).

               (d) Payroll Withholding. Payroll deductions shall commence on the first payday following the Offering Date and shall continue to the end of the Offering Period unless sooner altered or terminated as provided in the Plan.

               (e) Participant Accounts. Individual accounts shall be maintained for each Participant. All payroll deductions from a Participant's Compensation shall be credited to such account and shall be deposited with the general funds of the Company. All payroll deductions received or held by the Company may be used by the Company for any corporate purpose.

               (f) No Interest Paid. Except as otherwise required by applicable law, interest shall not be paid on sums withheld from a Participant's Compensation.

        10.    Exercise of Purchase Right.

               (a) Automatic Exercise of Purchase Right. On each Purchase Date of an Offering Period, each Participant who has not withdrawn from the Offering or whose participation in the Offering has not terminated on or before such last day and each beneficiary who has elected to exercise a deceased Participant's Purchase Right (pursuant to paragraph 11(f) below) shall automatically acquire pursuant to the exercise of the Participant's Purchase Right the number of whole Shares arrived at by dividing the total amount of the Participant's accumulated payroll deductions for the Purchase Period by the Offering Exercise Price; provided, however, in no event shall the number of Shares purchased by the Participant or the beneficiary exceed the limitations set forth in paragraph 7. Except as provided in paragraph 11(f) below, no Shares shall be purchased on behalf of a Participant whose participation in the Offering or the Plan has terminated on or before the date of such exercise.

               (b) Return of Cash Balance. Any cash balance remaining in the Participant's account shall be refunded to the Participant as soon as practical after the Purchase Date. In the event the cash to be returned to a Participant pursuant to the preceding sentence is an amount less than the amount necessary to purchase a whole Share, the Company may establish procedures whereby such cash is maintained in the Participant's account and applied toward the purchase of Shares in the subsequent Purchase or Offering Period.

               (c) Withholding. At the time the Purchase Right is exercised, in whole or in part, or at the time some or all of the Shares are disposed of, the Company shall withhold from the Participant's Compensation the amount, if any, necessary to satisfy the foreign, federal and state tax withholding obligations of the Company which may arise upon exercise of the Purchase Right and/or upon disposition of Shares, unless the Participant makes other arrangements with the Company to meet such withholding obligations.

               (d) Company Established Procedures. The Company may, from time to time, establish (A) a minimum required withholding amount for participation in any Offering, (B) limitations on the frequency and/or number of changes in the amount withheld during an

Offering, (C) an exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, (D) payroll withholding in excess of or less than the amount designated by a Participant in order to adjust for delays or mistakes in the Company's processing of subscription agreements, and/or (E) such other limitations or procedures as deemed advisable by the Company in the Company's sole discretion which are consistent with the Plan.

               (e) Allocation of Shares. In the event the number of Shares which might be purchased by all Participants in the Plan exceeds the number of Shares available in the Plan, the Company shall make a pro rata allocation of the remaining Shares in as uniform a manner as shall be practicable and as the Company shall determine to be equitable.

               (f) Expiration of Purchase Right. Any portion of a Participant's Purchase Right remaining unexercised after the end of the Offering Period to which such Purchase Right relates shall expire immediately upon the end of such Offering Period.

        11. Withdrawal and Termination of Employment.

               (a) Voluntary Withdrawal From an Offering. A Participant may withdraw from an Offering by signing a written notice of withdrawal on a form provided by the Company for such purpose and delivering such notice to the Company at any time prior to the end of an Offering Period; however, if a Participant withdraws after the Purchase Date for the first Purchase Period of an Offering, the withdrawal shall not affect Shares acquired by the Participant in the prior Purchase Period. A Participant may not thereafter resume participation in the same Offering upon withdrawal from such Offering. Unless otherwise indicated by the Participant, withdrawal from an Offering shall not result in a withdrawal from the Plan or any succeeding Offering therein. The Company may, from time to time, impose a requirement that the notice of withdrawal be on file with the Company for a reasonable period prior to the effectiveness of the Participant's withdrawal from an Offering.

               (b) Voluntary Withdrawal from the Plan. A Participant may withdraw from the Plan by signing a written notice of withdrawal on a form provided by the Company for such purpose and delivering such notice to the Company. Withdrawals made after the first Purchase Date of an Offering Period shall not affect shares acquired by the Participant on such Purchase Date. In the event a Participant voluntarily elects to withdraw from the Plan, the Participant may not resume participation in the Plan during the same Offering Period, but may participate in any subsequent Offering under the Plan by again satisfying the requirements of paragraphs 4 and 6. The Company may impose, from time to time, a requirement that the notice of withdrawal be on file with the Company for a reasonable period prior to the effectiveness of the Participant's withdrawal from the Plan.

               (c) Automatic Withdrawal From an Offering. If the fair market value of the Shares on a Purchase Date (other than the last Purchase Date of an Offering) is less than the fair market value of the Shares on the Offering Date for such Offering, then every Participant shall automatically (i) be withdrawn from the Offering at the close of the Purchase Date and after the acquisition of Shares for such Purchase Period, and (ii) be enrolled in the Offering commencing concurrently with or immediately after the termination of such Purchase Period.

               (d) Waiver of Withdrawal Right. The Company may, from time to time, establish a procedure pursuant to which a participant may elect (an "Irrevocable Election"), prior to the commencement of an Offering Period or Purchase Period, to have all payroll deductions accumulated in his or her Plan account as of the Purchase Date applied to purchase shares under the Plan and
(i) to waive his or her right to withdraw from the Offering or the Plan pursuant to this paragraph 11, and (ii) to waive his or her right to increase, decrease, or cease payroll deductions from his or her compensation for such Offering during the time such election is in effect. Such election shall be made in writing on a form provided by the Company for such purpose and must be delivered to the Company not later than the close of business on the day prior to the first day of the Offering Period or the Purchase Period for which such election is to first be effective.

               (e) Termination of Employment. Termination of a Participant's employment with the Company for any reason, including retirement, other than death while in the employ of the Company, shall terminate the Participant's participation in the Plan immediately. A Participant whose participation has been so terminated may again become eligible to participate in the Plan by again satisfying the requirements of paragraphs 4 and 6.

               (f) Death of a Participant. Upon termination of the Participant's employment with the Company because of death, his or her beneficiary (as defined in paragraph 13) shall have the right to elect, by written notice given to the Company prior to the first to occur of (A) the expiration of the period of sixty
(60) days commencing with the date of the death of the Participant, or (B) the Purchase Date next following the date of the Participant's death, either

                      (i) to withdraw all of the payroll deductions credited to the Participant's account under the Plan; or

                      (ii) to exercise the Participant's Purchase Right on the Purchase Date next following the date of the Participant's death for the purchase of the number of whole Shares which the accumulated payroll deductions in the Participant's account at the applicable Offering Exercise Price, and any excess in such account will be returned to said beneficiary.

In the event that no such written notice of election shall be duly received by the Company, the beneficiary shall automatically be deemed to have elected to withdraw the payroll deductions credited to the Participant's account at the date of the Participant's death.

        12. Repayment of Payroll Deductions. In the event a Participant's interest in the Plan or any Offering therein is terminated for any reason, the balance held in the Participant's account balance shall be returned as soon as practical after such termination to the Participant (or, in the case of the Participant's death, to the Participant's beneficiary) and all of the Participant's rights under the Plan shall terminate except as otherwise provided herein. Such account balance may not be applied to any other Offering under the Plan. Except as otherwise required by applicable law, no interest shall be paid on sums returned to a Participant pursuant to this paragraph 12.

        13.    Designation of Beneficiary.

               (a) Each Participant shall have the right to designate on forms provided by the Company a beneficiary to receive the Shares and/or cash upon the Participant's death as provided in paragraph 11(f).

               (b) If, upon the death of a Participant, former Participant or beneficiary, there is no valid designation of beneficiary on file with the Company, or if the designated beneficiary is not then living, the Company shall designate as the Beneficiary, in order of priority:

                      (i)    the surviving spouse;

                      (ii)   surviving children, including adopted children;

                      (iii)  surviving parents; or

                      (iv) the Participant's estate, provided that at all times the Company shall have the right to designate as beneficiary the Participant's estate irrespective of said order of priority.

The determination of the Company as to which persons, if any, qualify within the aforementioned categories shall be final and conclusive upon all persons.

        14. Transfer of Control. A "Transfer of Control" shall be deemed to have occurred in the event any of the following occurs with respect to the Control Company. For purposes of applying this paragraph 14, the "Control Company" shall mean the Participating Company whose stock is subject to the Purchase Right.

               (a) a merger in which the shareholders before such merger do not retain, directly or indirectly, at least a majority of the beneficial interest in the voting stock of the Control Company; or

               (b) the sale or exchange of all or substantially all of the Control Company's assets (other than a sale or transfer to a subsidiary of the Company as defined in section 424(f) of the Code).

        In the event of a Transfer of Control, the Board, in its sole discretion, shall either (i) provide that Purchase Rights granted under the Plan shall be fully exercisable to the extent of each Participant's account balance for the Offering Period as of a date prior to the Transfer of Control, as the Board so determines or (ii) arrange with the surviving, continuing, successor, or purchasing corporation, as the case may be, that such corporation assume the Company's rights and obligations under the Plan. All Purchase Rights shall terminate effective as of the date of the Transfer of Control to the extent that the Purchase Right is neither exercised as of the date of the Transfer of Control nor assumed by the surviving, continuing, successor, or purchasing corporation, as the case may be.

        15. Capital Changes. In the event of changes in the common stock of the Company due to a stock split, reverse stock split, stock dividend, combination, reclassification, or like change in the Company's capitalization, or in the event of any merger, sale or other reorganization, appropriate adjustments shall be made by the Company in the Plan's share reserve, the number of Shares subject to a Purchase Right and in the purchase price per share. Furthermore, in the event of any such change the Board may terminate any outstanding Offering effective on or after the effective date of any such change; provided, however, the date of such termination shall be deemed a Purchase Date and shall be not sooner than thirty (30) days after giving notice of such termination to the Participants.

        16. Rights as a Stockholder and Employee. A Participant shall have no rights as a stockholder by virtue of the Participant's participation in the Plan until the date of the issuance of a stock certificate(s) for the Shares being purchased pursuant to the exercise of the Participant's Purchase Right. No adjustment shall be made for cash dividends or distributions or other rights for which the record date is prior to the date such stock certificate(s) are issued. Nothing herein shall confer upon a Participant any right to continue in the employ of the Company or interfere in any way with any right of the Company to terminate the Participant's employment at any time.

        17. Reports. Each Participant who exercised all or part of the Participant's Purchase Right for a Purchase Period shall receive as soon as practical after the last day of such Purchase Period a report of such Participant's account setting forth the total payroll deductions accumulated, the number of Shares purchased and the remaining cash balance to be refunded or retained in the Participant's account pursuant to paragraph 9(b), if any.

        18. Plan Term. This Plan shall continue until terminated by the Board or until all of the Shares reserved for issuance under the Plan have been issued, whichever shall first occur.

        19. Restriction on Issuance of Shares. The issuance of shares pursuant to the Purchase Right shall be subject to compliance with all applicable requirements of federal or state law with respect to such securities. The Purchase Right may not be exercised if the issuance of shares upon such exercise would constitute a violation of any applicable federal or state securities laws or other law or regulations. In addition, no Purchase Right may be exercised unless (i) a registration statement under the Securities Act of 1933, as amended, shall at the time of exercise of the Purchase Right be in effect with respect to the shares issuable upon exercise of the Purchase Right, or (ii) in the opinion of legal counsel to the Company, the shares issuable upon exercise of the Purchase Right may be issued in accordance with the terms of an applicable exemption from the registration requirements of said Act. As a condition to the exercise of the Purchase Right, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

        20. Legends. The Company may at any time place legends or other identifying symbols referencing any applicable federal and/or state securities restrictions and any provision convenient in the administration of the Plan on some or all of the certificates representing shares of stock issued under the Plan. The Participant shall, at the request of the Company, promptly present to the Company any and all certificates representing shares acquired pursuant to a Purchase Right in the possession of the Participant in order to effectuate the provisions of this paragraph 20.

        21. Non-Transferability. During the lifetime of the Participant, the Purchase Right shall be exercisable only by said Participant. No Purchase Right shall be assignable or transferable by the Participant, except by will or by the laws of descent and distribution. The Company, in its absolute discretion, may impose such restrictions on the transferability of the shares purchasable upon the exercise of a Purchase Right as it deems appropriate and any such restriction shall be set forth in the respective subscription agreement and may be referred to on the certificates evidencing such shares. The Company may require the employee to give the Company prompt notice of any disposition of shares of stock acquired by exercise of a Purchase Right within two years from the date of granting such Purchase Right or one year from the date of exercise of such Purchase Right. The Company may direct that the certificates evidencing shares acquired by exercise of a Purchase Right refer to such requirement to give prompt notice of disposition.

        22. Amendment or Termination of the Plan. The Board may at any time amend or terminate the Plan, except that such termination shall not affect Purchase Rights previously granted under the Plan, nor may any amendment make any change in a Purchase Right previously granted under the Plan which would adversely affect the right of any Participant (except as otherwise specifically provided in this Plan or as may be necessary to qualify the Plan as an employee stock purchase plan pursuant to section 423 of the Code). In addition, an amendment to the Plan must be approved by the stockholders of the Company, within the meaning of section 423 of the Code, within twelve (12) months of the adoption of such amendment if such amendment would authorize the sale of more shares than are authorized for issuance under the Plan or would change the definition of the corporations that may be designated by the Board as a corporation the employees of which are eligible to participate in the Plan. In addition to the foregoing, the approval of the Company's stockholders shall be sought for any amendment to the Plan for which the Board deems stockholder approval necessary in order to comply with Rule 16b-3 promulgated under the Exchange Act, and amended from time to time or any successor rule or regulation.

                                                                      APPENDIX B

                               BAY NETWORKS, INC.
                        1998 EMPLOYEE STOCK PURCHASE PLAN

        1.     ESTABLISHMENT, PURPOSE AND TERM OF PLAN.

               1.1 ESTABLISHMENT. The Bay Networks, Inc. 1998 Employee Stock Purchase Plan (the "PLAN") is hereby established effective as of the date of its approval by the stockholders of the Company (the "EFFECTIVE DATE").

               1.2 PURPOSE. The purpose of the Plan is to advance the interests of Company and its stockholders by providing an incentive to attract, retain and motivate Eligible Employees of the Participating Company Group and by motivating such persons to contribute to the growth and profitability of the Participating Company Group. The Plan provides such Eligible Employees with an opportunity to acquire a proprietary interest in the Company through the purchase of Stock. The Company intends that the Plan qualify as an "employee stock purchase plan" under Section 423 of the Code (including any amendments or replacements of such section), and the Plan shall be so construed.

               1.3 TERM OF PLAN. The Plan shall continue in effect until the earlier of its termination by the Board or the date on which all of the shares of Stock available for issuance under the Plan have been issued.

        2.     DEFINITIONS AND CONSTRUCTION.

               2.1 DEFINITIONS. Any term not expressly defined in the Plan but defined for purposes of Section 423 of the Code shall have the same definition herein. Whenever used herein, the following terms shall have their respective meanings set forth below:

                      (a) "BOARD" means the Board of Directors of the Company. If one or more Committees have been appointed by the Board to administer the Plan, "Board" also means such Committee(s).

                      (b) "CODE" means the Internal Revenue Code of 1986, as amended, and any applicable regulations promulgated thereunder.

                      (c) "COMMITTEE" means a committee of the Board duly appointed to administer the Plan and having such powers as shall be specified by the Board. Unless the powers of the Committee have been specifically limited, the Committee shall have all of the powers of the Board granted herein, including, without limitation, the power to amend or terminate the Plan at any time, subject to the terms of the Plan and any applicable limitations imposed by law.

                      (d) "COMPANY" means Bay Networks, Inc., a Delaware corporation, or any successor corporation thereto.

                      (e) "COMPENSATION" means, with respect to any Offering Period, all amounts paid in cash and includable as "wages" subject to tax under
Section 3101(a) of the Code
without applying the dollar limitation of Section 3121(a) of the Code. Accordingly, Compensation shall include, without limitation, salaries, commissions, bonuses, and overtime. Compensation shall not include reimbursements of expenses, allowances, or any amount deemed received without the actual transfer of cash or any amounts directly or indirectly paid pursuant to the Plan or any other stock purchase or stock option plan, or any other compensation not included above.

                      (f) "ELIGIBLE EMPLOYEE" means an Employee who meets the requirements set forth in Section 5 for eligibility to participate in the Plan.

                      (g) "EMPLOYEE" means a person treated as an employee of a Participating Company for purposes of Section 423 of the Code. A Participant shall be deemed to have ceased to be an Employee either upon an actual termination of employment or upon the corporation employing the Participant ceasing to be a Participating Company. For purposes of the Plan, an individual shall not be deemed to have ceased to be an Employee while such individual is on any military leave, sick leave, or other bona fide leave of absence approved by the Company of ninety (90) days or less. In the event an individual's leave of absence exceeds ninety (90) days, the individual shall be deemed to have ceased to be an Employee on the ninety-first (91st) day of such leave unless the individual's right to reemployment with the Participating Company Group is guaranteed either by statute or by contract. The Company shall determine in good faith and in the exercise of its discretion whether an individual has become or has ceased to be an Employee and the effective date of such individual's employment or termination of employment, as the case may be. For purposes of an individual's participation in or other rights, if any, under the Plan as of the time of the Company's determination, all such determinations by the Company shall be final, binding and conclusive, notwithstanding that the Company or any governmental agency subsequently makes a contrary determination.

                      (h) "FAIR MARKET VALUE" means, as of any date, if there is then a public market for the Stock, the closing price of a share of Stock (or the mean of the closing bid and asked prices if the Stock is so quoted instead) as reported by the New York Stock Exchange (the "NYSE") or such other national or regional securities exchange or market system constituting the primary market for the Stock, or as reported in The Wall Street Journal or such other source as the Company deems reliable; provided, however, that the Fair Market Value of a share of Stock on the Offering Date of an Offering shall be the closing price quoted on the NYSE on the last trading day prior to the Offering Date. If the relevant date does not fall on a day on which the Stock has traded on such securities exchange or market system, the date on which the Fair Market Value shall be established shall be the last day on which the Stock was so traded prior to the relevant date, or such other appropriate day as shall be determined by the Board, in its sole discretion. If there is then no public market for the Stock, the Fair Market Value on any relevant date shall be as determined by the Board.

                      (i) "OFFERING" means an offering of Stock as provided in
Section 6.

                      (j) "OFFERING DATE" means, for any Offering, the first day of the Offering Period with respect to such Offering.

                      (k) "OFFERING PERIOD" means a period established in accordance with Section 6.1.

                      (l) "PARENT CORPORATION" means any present or future "parent corporation" of the Company, as defined in Section 424(e) of the Code.

                      (m) "PARTICIPANT" means an Eligible Employee who has become a participant in an Offering Period in accordance with Section 7 and remains a participant in accordance with the Plan.

                      (n) "PARTICIPATING COMPANY" means the Company or any Parent Corporation or Subsidiary Corporation designated by the Board as a corporation the Employees of which may, if Eligible Employees, participate in the Plan. The Board shall have the sole and absolute discretion to determine from time to time which Parent Corporations or Subsidiary Corporations shall be Participating Companies.

                      (o) "PARTICIPATING COMPANY GROUP" means, at any point in time, the Company and all other corporations collectively which are then Participating Companies.

                      (p) "PURCHASE DATE" means, for any Offering Period (or Purchase Period, if so determined by the Board in accordance with Section 6.2), the last day of such period.

                      (q) "PURCHASE PERIOD" means a period, if any, established in accordance with Section 6.2.

                      (r) "PURCHASE PRICE" means the price at which a share of Stock may be purchased under the Plan, as determined in accordance with Section 9.

                      (s) "PURCHASE RIGHT" means an option granted to a Participant pursuant to the Plan to purchase such shares of Stock as provided in
Section 8, which the Participant may or may not exercise during the Offering Period in which such option is outstanding. Such option arises from the right of a Participant to withdraw any accumulated payroll deductions of the Participant not previously applied to the purchase of Stock under the Plan and to terminate participation in the Plan at any time during an Offering Period.

                      (t) "STOCK" means the common stock of the Company, as adjusted from time to time in accordance with Section 4.2.

                      (u) "SUBSCRIPTION AGREEMENT" means a written agreement in such form as specified by the Company, stating an Employee's election to participate in the Plan and authorizing payroll deductions under the Plan from the Employee's Compensation.

                      (v) "SUBSCRIPTION DATE" means a date prior to or on the Offering Date of an Offering Period as the Company shall establish.

                      (w) "SUBSCRIPTION PERIOD" means the period of time prior to and including the Offering Date as specified by the Company.

                      (x) "SUBSIDIARY CORPORATION" means any present or future "subsidiary corporation" of the Company, as defined in Section 424(f) of the Code.

               2.2 CONSTRUCTION. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term "or" is not intended to be exclusive, unless the context clearly requires otherwise.

        3.     ADMINISTRATION.

               3.1 ADMINISTRATION BY THE BOARD. The Plan shall be administered by the Board. All questions of interpretation of the Plan, of any form of agreement or other document employed by the Company in the administration of the Plan, or of any Purchase Right shall be determined by the Board and shall be final and binding upon all persons having an interest in the Plan or the Purchase Right. Subject to the provisions of the Plan, the Board shall determine all of the relevant terms and conditions of Purchase Rights granted pursuant to the Plan; provided, however, that all Participants granted Purchase Rights pursuant to the Plan shall have the same rights and privileges within the meaning of Section 423(b)(5) of the Code. All expenses incurred in connection with the administration of the Plan shall be paid by the Company.

               3.2 AUTHORITY OF EXECUTIVE OFFICERS. Any executive officer of the Company shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, determination or election that is the responsibility of or that is allocated to the Company herein, provided that the executive officer has apparent authority with respect to such matter, right, obligation, determination or election.

               3.3 POLICIES AND PROCEDURES ESTABLISHED BY THE COMPANY. The Company may, from time to time, consistent with the Plan and the requirements of
Section 423 of the Code, establish, change or terminate such rules, guidelines, policies, procedures, limitations, or adjustments as deemed advisable by the Company, in its sole discretion, for the proper administration of the Plan, including, without limitation, (a) a minimum or maximum payroll deduction amount required for participation in an Offering, (b) a limitation on the frequency or number of changes, if any, permitted in the rate of payroll deduction during an Offering, (c) an exchange ratio applicable to amounts withheld in a currency other than United States dollars, (d) a payroll deduction greater than or less than the amount designated by a Participant in order to adjust for the Company's delay or mistake in processing a Subscription Agreement or in otherwise effecting a Participant's election under the Plan or as advisable to comply with the requirements of Section 423 of the Code, and (e) determination of the date and manner by which the Fair Market Value of a share of Stock is determined for purposes of administration of the Plan.

        4.     SHARES SUBJECT TO PLAN.

               4.1 MAXIMUM NUMBER OF SHARES ISSUABLE. Subject to adjustment as provided in Section 4.2, the maximum aggregate number of shares of Stock that may be issued under the Plan shall be equal to the sum of (a) five hundred thousand (500,000), plus (b) the aggregate number of shares of Stock available for issuance under the Company's 1994 Employee Stock Purchase Plan (the "1994 PLAN") that are not required to complete all offerings under the 1994 Plan which are in progress as of the Effective Date and shall consist of authorized but unissued or reacquired shares of Stock, or any combination thereof; provided, however, that the aggregate number of shares of Stock issuable under the Plan shall not exceed five million (5,000,000) shares. If an outstanding Purchase Right for any reason expires or is terminated or canceled, the shares of Stock allocable to the unexercised portion of such Purchase Right shall again be available for issuance under the Plan.

               4.2 ADJUSTMENTS FOR CHANGES IN CAPITAL STRUCTURE. In the event of any stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification or similar change in the capital structure of the Company, or in the event of any merger (including a merger effected for the purpose of changing the Company's domicile), sale of assets or other reorganization in which the Company is a party, appropriate adjustments shall be made in the number and class of shares subject to the Plan and each Purchase Right and in the Purchase Price. If a majority of the shares which are of the same class as the shares that are subject to outstanding Purchase Rights are exchanged for, converted into, or otherwise become (whether or not pursuant to an Ownership Change Event) shares of another corporation (the "NEW SHARES"), the Board may unilaterally amend the outstanding Purchase Rights to provide that such Purchase Rights are exercisable for New Shares. In the event of any such amendment, the number of shares subject to, and the Purchase Price of, the outstanding Purchase Rights shall be adjusted in a fair and equitable manner, as determined by the Board, in its sole discretion. Notwithstanding the foregoing, any fractional share resulting from an adjustment pursuant to this Section 4.2 shall be rounded down to the nearest whole number, and in no event may the Purchase Price be decreased to an amount less than the par value, if any, of the stock subject to the Purchase Right. The adjustments determined by the Board pursuant to this Section 4.2 shall be final, binding and conclusive.

        5.     ELIGIBILITY.

               5.1 EMPLOYEES ELIGIBLE TO PARTICIPATE. Each Employee of a Participating Company is eligible to participate in the Plan and shall be deemed an Eligible Employee, except the following:

                      (a) Any Employee who is customarily employed by the Participating Company Group for less than twenty (20) hours per week; or

                      (b) Any Employee who is customarily employed by the Participating Company Group for not more than five (5) months in any calendar year.

               5.2 EXCLUSION OF CERTAIN STOCKHOLDERS. Notwithstanding any provision of the Plan to the contrary, no Employee shall be granted a Purchase Right under the Plan if, immediately after such grant, such Employee would own or hold options to purchase stock of the Company or of any Parent Corporation or Subsidiary Corporation possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of such corporation, as determined in accordance with Section 423(b)(3) of the Code. For purposes of this Section 5.2, the attribution rules of Section 424(d) of the Code shall apply in determining the stock ownership of such Employee.

        6.     OFFERINGS.

               6.1 OFFERING PERIODS. Except as otherwise set forth below, the Plan shall be implemented by Offerings of approximately six (6) months duration (an "OFFERING PERIOD"). The first Offering Period shall commence on May 1, 1998 and end on the last day of October 1998. Subsequent Offerings shall commence on the first day of May and November of each year and end on the last day of the next October and April, respectively, occurring thereafter. Notwithstanding the foregoing, the Board may establish a different duration for one or more future Offering Periods or different commencing or ending dates for such Offering Periods; provided, however, that no Offering Period may have a duration exceeding twenty-seven (27) months; provided, however, that if the Code is amended to provide for a different limitation on the maximum duration of an Offering Period which is different from the limitation set forth in this sentence, such different limitation shall be deemed incorporated herein. If the first or last day of an Offering Period is not a day on which the national securities exchanges are open for trading, the Company shall specify the trading day that will be deemed the first or last day, as the case may be, of the Offering Period.

               6.2    PURCHASE PERIODS.   If the Board so determines, in its
discretion, each Offering Period may consist of two (2) or more consecutive Purchase Periods having such duration as the Board shall specify, and the last day of each such Purchase Period shall be a Purchase Date. If the first or last day of a Purchase Period is not a day on which the national securities exchanges are open for trading, the Company shall specify the trading day that will be deemed the first or last day, as the case may be, of the Purchase Period.

        7. PARTICIPATION IN THE PLAN.

               7.1 INITIAL PARTICIPATION. An Eligible Employee may become a Participant in an Offering Period by delivering a properly completed Subscription Agreement to the office designated by the Company not later than the close of business for such office on the Subscription Date established by the Company for such Offering Period. An Eligible Employee who does not deliver a properly completed Subscription Agreement to the Company's designated office on or before the Subscription Date for an Offering Period shall not participate in the Plan for that Offering Period or for any subsequent Offering Period unless such Eligible Employee subsequently delivers a properly completed Subscription Agreement to the appropriate office of the Company on or before the Subscription Date for such subsequent Offering Period. An Employee who becomes an Eligible Employee after the Offering Date of an Offering Period shall not be eligible to participate in such Offering Period but may participate in any subsequent Offering Period provided such Employee is still an Eligible Employee as of the Offering Date of such subsequent Offering Period.

               7.2 CONTINUED PARTICIPATION. A Participant shall automatically participate in the next Offering Period commencing immediately after the Purchase Date of each Offering Period in which the Participant participates provided that such Participant remains an Eligible

Employee on the Offering Date of the new Offering Period and has not either (a) withdrawn from the Plan pursuant to Section 12.1 or (b) terminated employment as provided in Section 13. A Participant who may automatically participate in a subsequent Offering Period, as provided in this Section, is not required to deliver any additional Subscription Agreement for the subsequent Offering Period in order to continue participation in the Plan. However, a Participant may deliver a new Subscription Agreement for a subsequent Offering Period in accordance with the procedures set forth in Section 7.1 if the Participant desires to change any of the elections contained in the Participant's then effective Subscription Agreement. Eligible Employees may not participate simultaneously in more than one Offering.

        8.     RIGHT TO PURCHASE SHARES.

               8.1 GRANT OF PURCHASE RIGHT. Except as set forth below, unless otherwise specified by the Board pursuant to Section 8.3, on the Offering Date of each Offering Period, each Participant in such Offering Period shall be granted automatically a Purchase Right consisting of an option to purchase that number of whole shares of Stock determined by dividing the "Payroll Deduction Limit" (as defined below) by eighty-five percent (85%) of the Fair Market Value of a share of Stock on such Offering Date. No Purchase Right shall be granted on an Offering Date to any person who is not, on such Offering Date, an Eligible Employee.

               8.2 CALENDAR YEAR PURCHASE LIMITATION. Notwithstanding any provision of the Plan to the contrary, no Participant shall be granted a Purchase Right which permits his or her right to purchase shares of Stock under the Plan to accrue at a rate which, when aggregated with such Participant's rights to purchase shares under all other employee stock purchase plans of a Participating Company intended to meet the requirements of Section 423 of the Code, exceeds Twenty-Five Thousand Dollars ($25,000) in Fair Market Value (or such other limit, if any, as may be imposed by the Code) for each calendar year in which such Purchase Right is outstanding at any time. For purposes of the preceding sentence, the Fair Market Value of shares purchased during a given Offering Period shall be determined as of the Offering Date for such Offering Period. The limitation described in this Section 8.2 shall be applied in conformance with applicable regulations under Section 423(b)(8) of the Code.

               8.3 AMENDMENT TO PURCHASE RIGHT PROVISIONS. The Board, in its discretion, may grant, for any future Offering Period, a Purchase Right which provides for a different amount of shares of Stock than the amount described in
Section 8.1, including, without limitation, by amending the Payroll Deduction Limit set forth below. In the event that the Board establishes an Offering Period of any duration other than six (6) months, the Purchase Right described in Section 8.1 shall be appropriately adjusted to reflect the length of such Offering Period, unless otherwise specified by the Board. In addition, if the Code is amended to provide for a different limitation on shares purchasable under Section 423(b)(8) of the Code different than the limitation described in
Section 8.2, such different limitation shall be deemed incorporated herein to the extent required or permitted by such amendment to the Code.

        9.     PURCHASE PRICE.

               The Purchase Price at which each share of Stock may be acquired in an Offering Period upon the exercise of all or any portion of a Purchase Right shall be established by the Board; provided, however, that the Purchase Price shall not be less than eighty-five percent (85%) of the lesser of (a) the Fair Market Value of a share of Stock on the Offering Date of the Offering Period or (b) the Fair Market Value of a share of Stock on the Purchase Date. Unless otherwise provided by the Board prior to the commencement of an Offering Period, the Purchase Price for that Offering Period shall be eighty-five percent (85%) of the lesser of (a) the Fair Market Value of a share of Stock on the Offering Date of the Offering Period, or (b) the Fair Market Value of a share of Stock on the Purchase Date.

        10. ACCUMULATION OF PURCHASE PRICE THROUGH PAYROLL DEDUCTION.

               Shares of Stock acquired pursuant to the exercise of all or any portion of a Purchase Right may be paid for only by means of payroll deductions from the Participant's Compensation accumulated during the Offering Period for which such Purchase Right was granted, subject to the following:

               10.1 AMOUNT OF PAYROLL DEDUCTIONS. Except as otherwise provided herein, the amount to be deducted under the Plan from a Participant's Compensation on each payday during an Offering Period shall be determined by the Participant's Subscription Agreement. The Subscription Agreement shall set forth the percentage of the Participant's Compensation to be deducted on each payday during an Offering Period in whole percentages of not less than one percent (1%) (except as a result of an election pursuant to Section 10.3 to stop payroll deductions made effective following the first payday during an Offering) or more than ten percent (10%). The maximum amount of payroll deductions for any six-month Offering Period shall be Five Thousand Forty Dollars ($5,040), which amount shall be appropriately adjusted in the event that the Board establishes an Offering Period of other than six (6) months (the "PAYROLL DEDUCTION LIMIT"). Notwithstanding the foregoing, the Board may change the Payroll Deduction Limit effective as of any future Offering Date.

               10.2 COMMENCEMENT OF PAYROLL DEDUCTIONS. Payroll deductions shall commence on the first payday following the Offering Date and shall continue to the end of the Offering Period unless sooner altered or terminated as provided herein.

               10.3 ELECTION TO CHANGE OR STOP PAYROLL DEDUCTIONS. During an Offering Period, a Participant may elect to increase or decrease the rate of deductions from his or her Compensation once only during an Offering Period. However, a Participant may elect to decrease the rate of his or her payroll deductions to zero percent (0%) and such Participant shall nevertheless remain a Participant in the current Offering Period unless such Participant withdraws from the Plan as provided in Section 12.1.

               10.4 ADMINISTRATIVE SUSPENSION OF PAYROLL DEDUCTIONS. The Company may, in its sole discretion, suspend a Participant's payroll deductions under the Plan as the Company deems advisable to avoid accumulating payroll deductions in excess of the amount that could reasonably be anticipated to purchase the maximum number of shares of Stock permitted during a calendar year under the limit set forth in Section 8.2. Payroll deductions shall be resumed at the rate specified in the Participant's then effective Subscription Agreement at the beginning of the next Purchase Period the Purchase Date of which falls in the following calendar year.

               10.5 PARTICIPANT ACCOUNTS. Individual bookkeeping accounts shall be maintained for each Participant. All payroll deductions from a Participant's Compensation shall be credited to such Participant's Plan account and shall be deposited with the general funds of the Company. All payroll deductions received or held by the Company may be used by the Company for any corporate purpose.

               10.6 NO INTEREST PAID. Interest shall not be paid on sums deducted from a Participant's Compensation pursuant to the Plan.

        11.    PURCHASE OF SHARES.

               11.1 EXERCISE OF PURCHASE RIGHT. On each Purchase Date of an Offering Period, each Participant who has not withdrawn from the Plan and whose participation in the Offering has not terminated before such Purchase Date shall automatically acquire pursuant to the exercise of the Participant's Purchase Right the number of whole shares of Stock determined by dividing (a) the total amount of the Participant's payroll deductions accumulated in the Participant's Plan account during the Offering Period and not previously applied toward the purchase of Stock by (b) the Purchase Price. However, in no event shall the number of shares purchased by the Participant during an Offering Period exceed the number of shares subject to the Participant's Purchase Right. No shares of Stock shall be purchased on a Purchase Date on behalf of a Participant whose participation in the Offering or the Plan has terminated before such Purchase Date.

               11.2 PRO RATA ALLOCATION OF SHARES. In the event that the number of shares of Stock which might be purchased by all Participants in the Plan on a Purchase Date exceeds the number of shares of Stock available in the Plan as provided in Section 4.1, the Company shall make a pro rata allocation of the remaining shares in as uniform a manner as shall be practicable and as the Company shall determine to be equitable. Any fractional share resulting from such pro rata allocation to any Participant shall be disregarded.

               11.3 DELIVERY OF CERTIFICATES. As soon as practicable after each Purchase Date, the Company shall arrange the delivery to each Participant, as appropriate, of a certificate representing the shares acquired by the Participant on such Purchase Date; provided that the Company may deliver such shares to a broker that holds such shares in street name for the benefit of the Participant. Shares to be delivered to a Participant under the Plan shall be registered in the name of the Participant, or, if requested by the Participant, in the name of the Participant and his or her spouse, or, if applicable, in the names of the heirs of the Participant.

               11.4 RETURN OF CASH BALANCE. Any cash balance remaining in a Participant's Plan account following any Purchase Date shall be refunded to the Participant as soon as practicable after such Purchase Date. However, if the cash to be returned to a Participant pursuant to the preceding sentence is an amount less than the amount that would have been necessary to purchase an additional whole share of Stock on such Purchase Date, the Company may retain such amount in the Participant's Plan account to be applied toward the purchase of shares of Stock in the subsequent Purchase Period or Offering Period, as the case may be.

               11.5 TAX WITHHOLDING. At the time a Participant's Purchase Right is exercised, in whole or in part, or at the time a Participant disposes of some or all of the shares of Stock he or she acquires under the Plan, the Participant shall make adequate provision for the foreign, federal, state and local tax withholding obligations of the Participating Company Group, if any, which arise upon exercise of the Purchase Right or upon such disposition of shares, respectively. The Participating Company Group may, but shall not be obligated to, withhold from the Participant's compensation the amount necessary to meet such withholding obligations.

               11.6 EXPIRATION OF PURCHASE RIGHT. Any portion of a Participant's Purchase Right remaining unexercised after the end of the Offering Period to which the Purchase Right relates shall expire immediately upon the end of the Offering Period.

               11.7 REPORTS TO PARTICIPANTS. Each Participant who has exercised all or part of his or her Purchase Right shall receive, as soon as practicable after the Purchase Date, a report of such Participant's Plan account setting forth the total payroll deductions accumulated prior to such exercise, the number of shares of Stock purchased, the Purchase Price for such shares, the date of purchase and the cash balance, if any, remaining immediately after such purchase that is to be refunded or retained in the Participant's Plan account pursuant to Section 11.4. The report required by this Section may be delivered in such form and by such means, including by electronic transmission, as the Company may determine.

        12.    WITHDRAWAL FROM PLAN.

               12.1 VOLUNTARY WITHDRAWAL FROM THE PLAN. A Participant may withdraw from the Plan by signing and delivering to the Company's designated office a written notice of withdrawal on a form provided by the Company for such purpose. Such withdrawal must be elected at least one (1) month prior to the end of an Offering Period (unless otherwise specified by the Board). A Participant who voluntarily withdraws from the Plan is prohibited from resuming participation in the Plan in the same Offering from which he or she withdrew, but may participate in any subsequent Offering by again satisfying the requirements of Sections 5 and 7.1. The Company may impose, from time to time, a requirement that the notice of withdrawal from the Plan be on file with the Company's designated office for a reasonable period prior to the effectiveness of the Participant's withdrawal.

               12.2 RETURN OF PAYROLL DEDUCTIONS. Upon a Participant's voluntary withdrawal from the Plan pursuant to Section 12.1, the Participant's accumulated payroll deductions which have not been applied toward the purchase of shares of Stock shall be refunded to the Participant as soon as practicable after the withdrawal, without the payment of any interest, and the Participant's interest in the Plan shall terminate. Such accumulated payroll deductions to be refunded in accordance with this Section may not be applied to any other Offering under the Plan.

        13. TERMINATION OF EMPLOYMENT OR ELIGIBILITY.

               Upon a Participant's ceasing, prior to a Purchase Date, to be an Employee of the Participating Company Group for any reason, including retirement, death or disability, or the failure of a Participant to remain an Eligible Employee, the Participant's participation in the Plan shall terminate immediately. In such event, the payroll deductions credited to the Participant's Plan account since the last Purchase Date shall, as soon as practicable, be returned to the Participant or, in the case of the Participant's death, to the Participant's legal representative, and all of the Participant's rights under the Plan shall terminate. Interest shall not be paid on sums returned pursuant to this Section 13. A Participant whose participation has been so terminated may again become eligible to participate in the Plan by again satisfying the requirements of Sections 5 and 7.1.

        14.    CHANGE IN CONTROL.

               14.1   DEFINITIONS.

                      (a) An "OWNERSHIP CHANGE EVENT" shall be deemed to have occurred if any of the following occurs with respect to the Company: (i) the direct or indirect sale or exchange in a single or series of related transactions by the stockholders of the Company of more than fifty percent (50%) of the voting stock of the Company; (ii) a merger or consolidation in which the Company is a party; (iii) the sale, exchange, or transfer of all or substantially all of the assets of the Company; or (iv) a liquidation or dissolution of the Company.

                      (b) A "CHANGE IN CONTROL" shall mean an Ownership Change Event or a series of related Ownership Change Events (collectively, the "TRANSACTION") wherein the stockholders of the Company immediately before the Transaction do not retain immediately after the Transaction, in substantially the same proportions as their ownership of shares of the Company's voting stock immediately before the Transaction, direct or indirect beneficial ownership of more than fifty percent (50%) of the total combined voting power of the outstanding voting stock of the Company or the corporation or corporations to which the assets of the Company were transferred (the "TRANSFEREE CORPORATION(S)"), as the case may be. For purposes of the preceding sentence, indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting stock of one or more corporations which, as a result of the Transaction, own the Company or the Transferee Corporation(s), as the case may be, either directly or through one or more subsidiary corporations. The Board shall have the right to determine whether multiple sales or exchanges of the voting stock of the Company or multiple Ownership Change Events are related, and its determination shall be final, binding and conclusive.

               14.2 EFFECT OF CHANGE IN CONTROL ON PURCHASE RIGHTS. In the event of a Change in Control, the surviving, continuing, successor, or purchasing corporation or parent corporation thereof, as the case may be (the "Acquiring Corporation"), may assume the Company's rights and obligations under the Plan. If the Acquiring Corporation elects not to assume the Company's rights and obligations under outstanding Purchase Rights, the Purchase Date of the then current Purchase Period shall be accelerated to a date before the date of the Change in Control specified by the Board, but the number of shares of Stock subject to outstanding Purchase Rights shall not be adjusted. All Purchase Rights which are neither assumed by the Acquiring Corporation in connection with the Change in Control nor exercised as of the date of the Change in Control shall terminate and cease to be outstanding effective as of the date of the Change in Control.

        15.    NONTRANSFERABILITY OF PURCHASE RIGHTS.

               A Purchase Right may not be transferred in any manner otherwise than by will or the laws of descent and distribution and shall be exercisable during the lifetime of the Participant only by the Participant.

        16.    COMPLIANCE WITH SECURITIES LAW.

               The issuance of shares under the Plan shall be subject to compliance with all applicable requirements of federal, state and foreign law with respect to such securities. A Purchase Right may not be exercised if the issuance of shares upon such exercise would constitute a violation of any applicable federal, state or foreign securities laws or other law or regulations or the requirements of any securities exchange or market system upon which the Stock may then be listed. In addition, no Purchase Right may be exercised unless
(a) a registration statement under the Securities Act of 1933, as amended, shall at the time of exercise of the Purchase Right be in effect with respect to the shares issuable upon exercise of the Purchase Right, or (b) in the opinion of legal counsel to the Company, the shares issuable upon exercise of the Purchase Right may be issued in accordance with the terms of an applicable exemption from the registration requirements of said Act. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company's legal counsel to be necessary to the lawful issuance and sale of any shares under the Plan shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. As a condition to the exercise of a Purchase Right, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation, and to make any representation or warranty with respect thereto as may be requested by the Company.

        17. RIGHTS AS A STOCKHOLDER AND EMPLOYEE.

               A Participant shall have no rights as a stockholder by virtue of the Participant's participation in the Plan until the date of the issuance of a certificate for the shares purchased pursuant to the exercise of the Participant's Purchase Right (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date such certificate is issued, except as provided in Section 4.2. Nothing herein shall confer upon a Participant any right to continue in the employ of the Participating Company Group or interfere in any way with any right of the Participating Company Group to terminate the Participant's employment at any time.

        18.    LEGENDS.

               The Company may at any time place legends or other identifying symbols referencing any applicable federal, state or foreign securities law restrictions or any provision convenient in the administration of the Plan on some or all of the certificates representing shares of Stock issued under the Plan. The Participant shall, at the request of the Company, promptly present to the Company any and all certificates representing shares acquired pursuant to a Purchase Right in the possession of the Participant in order to carry out the provisions of this Section.

        19. NOTIFICATION OF SALE OF SHARES.

               The Company may require the Participant to give the Company prompt notice of any disposition of shares acquired by exercise of a Purchase Right within two years from the date of granting such Purchase Right or one year from the date of exercise of such Purchase Right. The Company may require that until such time as a Participant disposes of shares acquired upon exercise of a Purchase Right, the Participant shall hold all such shares in the Participant's name (or, if elected by the Participant, in the name of the Participant and his or her spouse but not in the name of any nominee) until the lapse of the time periods with respect to such Purchase Right referred to in the preceding sentence. The Company may direct that the certificates evidencing shares acquired by exercise of a Purchase Right refer to such requirement to give prompt notice of disposition.

        20.    NOTICES.

               All notices or other communications by a Participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

        21. AMENDMENT OR TERMINATION OF THE PLAN.

               The Board may at any time amend or terminate the Plan, except that (a) such termination shall not affect Purchase Rights previously granted under the Plan, except as permitted under the Plan, and (b) no amendment may adversely affect a Purchase Right previously granted under the Plan (except to the extent permitted by the Plan or as may be necessary to qualify the Plan as an employee stock purchase plan pursuant to Section 423 of the Code or to obtain qualification or registration of the shares of Stock under applicable federal, state or foreign securities laws). In addition, an amendment to the Plan must be approved by the stockholders of the Company within twelve (12) months of the adoption of such amendment if such amendment would authorize the sale of more shares than are authorized for issuance under the Plan or would change the definition of the corporations that may be designated by the Board as Participating Companies. In the event that the Board approves an amendment to increase the number of shares authorized for issuance under the Plan (the "ADDITIONAL SHARES"), the Board, in its sole discretion, may specify that such Additional Shares may only be issued pursuant to Purchase Rights granted after the date on which the stockholders of the Company approve such amendment, and such designation by the Board shall not be deemed to have adversely affected any Purchase Right granted prior to the date on which the stockholders approve the amendment.

        IN WITNESS WHEREOF, the undersigned Secretary of the Company certifies that the foregoing Bay Networks, Inc. 1998 Employee Stock Purchase Plan was duly adopted by the Board of Directors of the Company on ___________, 1998.




                                        ------------------------------------
                                        Secretary

                               PRELIMINARY COPIES
                                                                      PROXY FORM

                           [BAY NETWORKS, INC. LOGO]

                  PROXY FOR THE SPECIAL MEETING OF STOCKHOLDERS

                          TO BE HELD ON APRIL 24, 1998

                       SOLICITED BY THE BOARD OF DIRECTORS


        The undersigned hereby appoints David L. House and David J. Rynne, and each of them, with full power of substitution, to represent the undersigned and to vote all of the shares of stock in Bay Networks, Inc., a Delaware corporation (the "Company"), which the undersigned is entitled to vote at the Special Meeting of Stockholders of the Company to be held in the _______ conference room at the Company's principal executive offices, 4401 Great America Parkway, Building __, ________ Floor, Santa Clara, California on April 24, 1998, at 4:00 p.m. local time, and at any adjournment or postponement thereof (1) as hereinafter specified upon the proposals listed on the reverse side and as more particularly described in the Proxy Statement of the Company dated March 25, 1998 (the "Proxy Statement"), receipt of which is hereby acknowledged, and (2) in their discretion upon such other matters as may properly come before the meeting.


        THE SHARES REPRESENTED HEREBY SHALL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, SUCH SHARES SHALL BE VOTED FOR PROPOSALS 1 THROUGH 3.



CONTINUED AND TO BE SIGNED ON REVERSE SIDE                     SEE REVERSE
                                                                   SIDE

                 IF YOU WISH TO VOTE BY TELEPHONE OR INTERNET,
                       PLEASE READ THE INSTRUCTIONS BELOW
--------------------------------------------------------------------------------
Bay Networks, Inc. encourages you to take advantage of new and convenient ways to vote your shares for matters to be covered at the Special Meeting of Stockholders. Please take the opportunity to use one of the three voting methods outlined below to cast your ballot. We've made it easier than ever.

                                                 VOTE BY PHONE -- 1-800-800-8903
                                                 Use any touch-tone telephone to
                                                 vote your proxy 24 hours a day,
                                                 7 days a week until 12:00
                                                 midnight on the day prior to
                                                 the meeting. Have your proxy
                                                 card in hand when you call. You
                                                 will be prompted to enter your
                                                 12-digit Control Number which
                                                 is located below and then
                                                 follow the simple instructions
                                                 the Vote Voice provides you.

                                                 VOTE BY INTERNET --
                                                 www.proxyvote.com Use the
                                                 internet to vote your proxy 24
                                                 hours a day, 7 days a week
                                                 until 12:00 midnight on the day
                                                 prior to the meeting. Have your
                                                 proxy card in hand when you
                                                 call. You will be prompted to
                                                 enter your 12-digit Control
                                                 Number which is located below
                                                 to obtain your records and
                                                 create an electronic ballot.

                                                 VOTE BY MAIL
                                                 Mark, sign and date your proxy
                                                 card and return it in the
                                                 postage-paid envelope we've
                                                 provided or return it to Bay
                                                 Networks, Inc., c/o ADP, 51
                                                 Mercedes Way, Edgewood, NY
                                                 11717.
--------------------------------------------------------------------------------
CONTROL NUMBER: 1234 5678 9000
--------------------------------------------------------------------------------
 IF YOU VOTE BY PHONE OR VOTE USING THE INTERNET, PLEASE DO NOT MAIL YOUR PROXY
                              THANK YOU FOR VOTING
--------------------------------------------------------------------------------
                The Board recommends a vote FOR Items 1, 2 and 3
--------------------------------------------------------------------------------
(1) To consider, approve and ratify the adoption of an     FOR  AGAINST  ABSTAIN
    increase in the maximum number of shares of Common     [ ]    [ ]      [ ]
    Stock that may be issued under the Company's 1994
    Employee Stock Purchase Plan by 2,000,000 shares, from 5,250,000 shares to 7,250,00 shares.

(2) To consider, approve and ratify the adoption of the    FOR  AGAINST  ABSTAIN
    Company's 1998 Employee Stock Purchase Plan with an     [ ]    [ ]      [ ]
    initial share reserve of 500,000 shares, plus any shares remaining available for issuance under the 1994 Employee Stock Purchase Plan that are not required to complete offerings currently in progress, up to a maximum of 5,000,000 shares.

(3) To consider, approve and ratify an amendment to the    FOR  AGAINST  ABSTAIN
    Company's Restated Certificate of Incorporation to     [ ]    [ ]      [ ]
    increase the number of shares of the Company's Common
    Stock authorized for issuance by 100,000,000 shares,
    from 300,000,000 shares to 400,000,000 shares.
--------------------------------------------------------------------------------
                        PLEASE MARK ALL     [X]
                        CHOICES LIKE THIS

SIGNATURE__________________________________DATE____________


SIGNATURE__________________________________DATE____________

                                     [LOGO]




March 25, 1998



Dear Stockholder:

In preparation for Bay Networks' Special Meeting of Stockholders, we are pleased to announce two new electronic proxy processing services for our stockholders. In cooperation with ADP Investor Communications, all Bay Networks' stockholders will be given the opportunity to vote their shares by telephone or through the Internet.

1.       TO VOTE THE ENCLOSED PROXY ONLINE OR BY TELEPHONE:

         Please follow the detailed instructions provided on the yellow sheet in this Special Meeting mailing. You may also continue to vote shares as in the past by completing, signing and returning your proxy form in the mail.

2.       FUTURE MAILINGS:

         If you have voted the enclosed proxy online, you may register your e-mail address with ADP. This will eliminate future mailings of annual reports and proxies. Instead, you will be notified via e-mail with the web site to view future annual reports and vote proxy materials. (In addition to being able to view the proxy materials online, participants in this service will also have the opportunity to print all or specific segments of the material.)

We are looking forward to your participation in this new program for future online voting and distribution of Bay Networks' proxy material.




John J. Poggi, Jr.
Secretary

                 TWO NEW WAYS TO VOTE . . . [BAY NETWORKS LOGO]

VOTE BY TELEPHONE

                     IT'S FAST, CONVENIENT AND YOUR VOTE IS
                       IMMEDIATELY CONFIRMED AND POSTED.

                      CALL TOLL-FREE ON A TOUCH-TONE PHONE
                                 1-800-454-8683
                     OR USE 800 NUMBER SHOWN ON VOTING FORM


                        JUST FOLLOW THESE 4 EASY STEPS:

-------------------------------------------------------------------------------

1.   Read the enclosed Proxy Statement and voting form.

2.   Call the toll-free number 1-800-454-8683

3.   Enter your 12 DIGIT CONTROL NUMBER located on your vote instruction form.

4.   Follow the simple recorded instructions.

-------------------------------------------------------------------------------

                            YOUR VOTE IS IMPORTANT!
                              CALL 1-800-454-8683
                                 24 HOURS A DAY
                     UNTIL 12:00 MIDNIGHT ON APRIL 23, 1998

VOTE BY INTERNET

                     IT'S FAST, CONVENIENT AND YOUR VOTE IS
                      IMMEDIATELY CONFIRMED AND POSTED AND
                      YOU CAN GET ALL FUTURE MATERIALS BY
                                   INTERNET.

                               WWW.PROXYVOTE.COM

                        JUST FOLLOW THESE 4 EASY STEPS:

-------------------------------------------------------------------------------

1.   Read the enclosed Proxy Statement and voting form.

2.   Go to website WWW.PROXYVOTE.COM.

3.   Enter your 12 DIGIT CONTROL NUMBER located on your vote instruction form.

4.   Follow the simple instructions.

-------------------------------------------------------------------------------

                            YOUR VOTE IS IMPORTANT!
                            GO TO WWW.PROXYVOTE.COM
                                 24 HOURS A DAY
                     UNTIL 12:00 MIDNIGHT ON APRIL 23, 1998

 --- DO NOT RETURN VOTING FORM IF YOU ARE VOTING BY TELEPHONE OR INTERNET! ---